Exhibit 5.2

4 January 2008	Our ref. BKB/FM
32193946-000004
XO Holdings, Inc.
13865 Sunrise Valley Drive
Herndon, Virginia 20171
United States of America
Dear Sirs,
Re: XO Asia Limited
We have been asked to provide this legal opinion with regard to the laws of the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”) in connection with the proposed issuing of guarantees (the “Subsidiary Guarantees” and each a “Subsidiary Guarantee”) by XO Asia Limited (the “Hong Kong Obligor”), pursuant to which the Hong Kong Obligor will guarantee, inter alios, the obligations of XO Holdings, Inc. (the “Issuer”) as issuer of certain debt securities (the “Debt Securities”). The Subsidiary Guarantees will be executed in favour of the holders of the Debt Securities (the “Holders”) and the trustee acting on behalf of the Holders (the “Trustee”). We understand that the Hong Kong Obligor will enter into a Subsidiary Guarantee by entering into an indenture supplemental (each a “Supplement”) to the indenture (each an “Indenture”) relating to the relevant Debt Securities.
Unless otherwise defined herein, terms defined in the forms of Subsidiary Guarantee referred to below have the same meanings when used in this opinion.
1.	For the purposes of this opinion we have examined the following documents:
(a)	the unexecuted standard forms of Indenture — Senior Debt Securities and Indenture — Subordinated Debt Securities to be executed by the Issuer and the Trustee (as set out in Schedule 1 to this opinion) (collectively, the “Forms of Indenture” and each a “Form of Indenture”);

(b)	the unexecuted standard forms of Subsidiary Guarantee (Senior Debt Securities) and Subsidiary Guarantee (Subordinated Debt Securities) to be entered into by the Hong Kong Obligor (as set out in Schedule 2 to this opinion) (collectively, the “Forms of Subsidiary Guarantee” and each a “Form of Subsidiary Guarantee”);

ANDREW J.L. AGLlONBY	DOROTHEA KOO	ANTHONY K.S. POON*	REGISTERED FOREIGN	MARCO MARAZZI
BRIAN BARRON	WILLIAM KUO	GARY SEIB	LAWYERS	(ITALY)
EDMOND CHAN	HARVEY LAU***	JACQUELINE SHEIK	JENNIFER JIA CHEN	JULIE JIMMERSON PENG
RICO W.K. CHAN	LAWRENCE LEE	DAVID SMITH	SCOTT D. CLEMENS	ALLEN TZO CHING SHYU
BARRY W.M. CHENG	NANCY LEIGH	TAN LOKE KHOON	(NEW YORK)	(ILLINOIS)
MILTON CHENG	ANITA P.F. LEUNG	PAUL TAN	JOHN V. GROBOWSKI	JOSEPH T. SIMONE
DEBBIE F. CHEUNG	CHEUK YAN LEUNG	POH LEE TAN	(WASHINGTON, DC)	(CALIFORNIA)
PEGGY P.Y. CHEUNG	LI CHIANG LING	CYNTHIA TANG**	STANLEY JIA	BRIAN SPIRES
CKEUNG YUK-TONG	JACKIE LO***	KAREN TO	(NEW YORK)	(MARYLAND)
P.H. CHIK***	ANDREW W. LOCKHART	TRACY WUT	(NEW YORK)	(CALIFORNIA)
STEPHEN R. ENO*	LOO SHIH YANN	RICKY YIU	WON LEE	SIMONE W. YEW
DAVID FLEMING	JASON NG	PRISCILLA YU	(NEW YORK)	(CALIFORNIA)
SUSAN KENDALL			(NEW YORK)	(WASHINGTON, DC)
IAN ZHANG
*Notary Public				(WASHINGTON, DC)
**China-Appointed Attesting Officer
***Non-Resident in Hong Kong

Baker & McKenzie, a Hong Kong Partnership, is a member of Baker & McKenzie International, a Swiss Verein.

(c)	(i) copies of the certificate of incorporation and the memorandum and articles of association of the Hong Kong Obligor;

(ii) the business registration certificate of the Hong Kong Obligor; and

(d)	the public records of the Hong Kong Obligor on file with, and available for inspection at, the Hong Kong Companies Registry on 4 January 2008 and the Hong Kong Official Receiver’s Office on 4 January 2008 insofar as such records relate to the opinions given in paragraph 4(a) of this opinion.
Except as listed above we have not examined any contracts, instruments or other documents entered into by or affecting the Hong Kong Obligor nor any corporate records of the Hong Kong Obligor and have not made any other enquiries concerning the Hong Kong Obligor. In particular, we do not express any opinion with respect to the Forms of Indentures and the Indentures or with respect to any of the other documents or agreements which are mentioned in the Forms of Indenture or the Forms of Subsidiary Guarantee and which have not been listed in paragraph 1(b). Our opinion is based solely on the documents listed in this paragraph 1.
2.	For the purposes of giving this opinion we have assumed without further enquiry:
(a)	that each Subsidiary Guarantee will be duly executed and delivered by or on behalf of the parties thereto in the same form and with the same terms and conditions as the corresponding Form of Subsidiary Guarantee examined by us and referred to in paragraph 1(b) of this opinion and that any amendments thereto made by the parties to such Subsidiary Guarantee do not affect the opinions stated herein;

(b)	that, when a Subsidiary Guarantee is executed, dated and delivered by the parties thereto and becomes effective:
(i)	each party thereto is duly incorporated (other than the Hong Kong Obligor) or otherwise organised (as the case may be) and is and remains validly existing under the laws of its jurisdiction of incorporation, residence or establishment (as the case may be);

2

(ii)	each party thereto (other than the Hong Kong Obligor) has the capacity, power and authority to enter into such Subsidiary Guarantee and to perform its obligations thereunder;

(iii)	each party thereto has obtained all necessary consents and authorisations and is otherwise qualified or empowered to enter into and perform its obligations thereunder and that, in so far as all laws other than the laws of Hong Kong are concerned, each Subsidiary Guarantee constitutes the valid, legally binding and enforceable obligations of each party thereto;

(iv)	such Subsidiary Guarantee will create valid, legally binding and enforceable obligations in accordance with its terms under the laws of the State of New York by which it is expressed to be governed;
(c)	that each Subsidiary Guarantee has been duly authorised, executed and delivered by the parties thereto and, (without limiting the generality of the foregoing) with respect to the Hong Kong Obligor:
(i)	that resolutions of the directors and shareholders of the Hong Kong Obligor authorising the execution and delivery of each Subsidiary Guarantee are passed at meetings duly convened and held by the board of directors or the shareholders (as applicable) of the Hong Kong Obligor (where such resolutions are passed at meetings of the Hong Kong Obligor’s board of directors or shareholders) or (in the case of written resolutions) have been duly circulated among and signed by the members of the board of directors or the shareholders (as the case may be) of the Hong Kong Obligor;

(ii)	that such resolutions have not been amended or rescinded and are in full force and effect;

(iii)	any provisions contained in the Companies Ordinance (Chapter 32 of the Laws of Hong Kong) or the articles of association of the Hong Kong Obligor relating to the declaration of directors’ interests or the power of interested directors to vote were duly observed; and

(iv)	to the extent that the authorisation and execution and delivery of any Subsidiary Guarantee for or on behalf of the Hong Kong Obligor involves any power of attorney from the Hong Kong Obligor (and any further sub-delegation by any attorney appointed under such power of attorney), that each such power of attorney and sub-delegation has been duly authorised and executed and is in full force and effect;

3

(d)	that there have not been any amendments to the memorandum and articles of association of the Hong Kong Obligor referred to in paragraph 1(c) above and that at the time each Subsidiary Guarantee is authorised, executed, delivered and becomes effective no amendments will have been made to such memorandum and articles of association which would affect the opinions given herein;

(e)	that all signatures, seals and chops are genuine, that all documents submitted to us as originals are authentic and complete and that all documents submitted to us as certified, electronic, facsimile or photostatic copies are complete and conform to the originals and that such originals are themselves authentic;

(f)	that all factual statements made in such documents are correct and complete (which statements we have not independently verified);

(g)	that the entry by the Hong Kong Obligor into each Subsidiary Guarantee and the assumption and performance of its obligations under each Subsidiary Guarantee is in the commercial interests, and for the corporate benefit, of the Hong Kong Obligor;

(h)	that no party to any Subsidiary Guarantee will have notice of:
(i)	any matter or thing which would adversely affect the validity or regularity of any meeting of the board of directors or shareholders of the Hong Kong Obligor, the resolutions passed at such meetings or any written resolutions of the directors or the shareholders of the Hong Kong Obligor; or

(ii)	any matter which would affect the bona fides of the execution and delivery and performance of the Hong Kong Obligor’s obligations under a Subsidiary Guarantee or which indicates that the Hong Kong Obligor’s directors were acting other than in good faith and on reasonable grounds for the legitimate purposes of the Hong Kong Obligor, to its benefit and in furtherance of its objects;

4

(i)	that the Hong Kong Obligor is able to pay its debts (taking into account its contingent and prospective liabilities) at the time when a Subsidiary Guarantee takes effect and will not be unable or likely to be unable to pay its debts as a result of entering into or performing a Subsidiary Guarantee and that the Hong Kong Obligor has not passed any voluntary winding-up resolution, that no petition has been presented to or order made by any competent court for the winding-up of the Hong Kong Obligor and that the Hong Kong Obligor has not been dissolved (except as revealed by the searches mentioned in paragraph 4(a));

(j)	that all consents, approvals, authorisations, licences, exemptions or orders required from any governmental body or agency and all other requirements for the legality, validity and enforceability of each Subsidiary Guarantee have been duly obtained or fulfilled and are and will remain in full force and effect and that any conditions to which they are subject have been satisfied;

(k)	that none of the parties to a Subsidiary Guarantee is or will be seeking to achieve any purpose not apparent from the Subsidiary Guarantee which might render it illegal or void;

(l)	that the contractual arrangements effected pursuant to each Subsidiary Guarantee are not capable of being avoided by virtue of the existence of any duress, misrepresentation, fraud, illegality, undue influence or mistake of fact which relates to such Subsidiary Guarantee;

(m)	that all steps and procedures (including, without limitation, any applicable registrations or filings) required to be taken in any jurisdiction (other than Hong Kong) in order to ensure the validity and perfection of each Subsidiary Guarantee have been taken and performed;

(n)	that none of the parties to a Subsidiary Guarantee have entered into, or will be entering into, any agreement, document, arrangement or transaction which may in any way prohibit or restrict its right of entry into such Subsidiary Guarantee;

(o)	that the Issuer is a company incorporated in the State of Delaware (and not in Hong Kong) and that the Subsidiary Guarantee does not constitute the giving of financial assistance by the Hong Kong Obligor directly or indirectly for the purpose of:

5

(i)	any acquisition by any person of shares in a company (as defined in the Companies Ordinance (Chapter 32 of the Laws of Hong Kong)); or

(ii)	reducing or discharging any liability incurred by a person acquiring shares in a company (or by any other person) for the purposes of that acquisition,

(“company” being defined in the Companies Ordinance (Chapter 32 of the Laws of Hong Kong) as a company formed and registered under the Companies Ordinance or under the Companies Ordinance 1865 (1 of 1865) or the Companies Ordinance 1911 (58 of 1865));
(p)	that the Debt Securities to which a Subsidiary Guarantee relates have not be offered or sold and will not be offered or sold by means of any document to the public in Hong Kong, and that no person has issued or had in its possession for the purposes of issue, and will issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to such Debt Securities which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong;

(q)	that the Debt Securities to which a Subsidiary Guarantee relates will not be convertible into shares or other securities of a company incorporated in Hong Kong;

(r)	that, for purposes of section 7 of the Money Lenders Ordinance (Chapter 163 of the Laws of Hong Kong) (the “MLO”), the Issuer has a paid up share capital of not less than HK$1,000,000 or the equivalent in United States dollars. Section 7 of the MLO makes it illegal for any person (other than a licensed bank, restricted licence bank or deposit-taking company (collectively “AIs”) authorised by the Hong Kong Monetary Authority pursuant to the Banking Ordinance (Chapter 155 of the Laws of Hong Kong) or, as respects a loan made to an AI, any person making such loan, to carry on the business of making “loans” (as defined in the MLO) without obtaining a money lender’s licence pursuant to section 7 of the MLO, unless:
(i)	the person making the “loan” is an “exempted person” (within the meaning of Part 1 of Schedule 1 to the MLO); or

(ii)	the relevant “loan” is an “exempted loan” (within the meaning of Part 2 of Schedule 1 to the MLO).

Section 2 of the MLO defines a “loan” as including any “advance, discount, money paid for or on account of or on behalf of or at the request of any person, or the forbearance to require payment of money owing on any account whatsoever, and every agreement (whatever its terms or form may be) which is in substance or effect a loan of money, and also an agreement to secure the repayment of any such loan”;

6

(s)	that no other laws would affect the opinions stated herein but that, insofar as the laws of any jurisdiction other than Hong Kong may be relevant, such laws have been complied with;

(t)	that searches at the Hong Kong Companies Registry and the Hong Kong Official Receiver’s Office carried out on the date on which a Subsidiary Guarantee is dated, delivered and becomes effective would not reveal any record of any order or resolution for the winding up of the Hong Kong Obligor or any notice of the appointment of a receiver to the Hong Kong Obligor; and

(u)	that the choice of the laws of the State of New York to govern each Subsidiary Guarantee was freely made in good faith by the respective parties thereto and for legal and bona fide purposes and there is no reason for avoiding the same on the grounds of public policy.
3.	This legal opinion is confined to and given on the basis of the laws of Hong Kong at the date hereof, as currently applied by the courts of Hong Kong. We have not investigated and we do not express or imply any opinion on the laws of any other jurisdiction. We do not undertake to advise you or any other person of any change in the laws of Hong Kong after the date of this legal opinion (or the application thereof by the courts of Hong Kong) which would or might affect the opinions contained herein.

4.	Based on the foregoing paragraphs of this letter, we are of the opinion that:
(a)	The Hong Kong Obligor is a company duly incorporated and validly existing under the Companies Ordinance (Chapter 32 of the Laws of Hong Kong).

Searches at the Hong Kong Companies Registry on 4 January 2008 and the Hong Kong Official Receiver’s Office on 4 January 2008 reveal no record of any order or resolution for the winding up of the Hong Kong Obligor or any notice of the appointment of a receiver to the Hong Kong Obligor. This should not, however, be regarded as conclusive as such matters may not appear in the Hong Kong Obligor’s records immediately. It should also be noted that the Companies Registry search is not capable of revealing whether or not a winding up petition has been presented (although we are informed by the Official Receiver’s Office that its compulsory winding-up search report is up-to-date to the time 24 hours before such search is made).

7

(b)	The Hong Kong Obligor has the corporate power to enter into and perform its obligations under a Subsidiary Guarantee to which it is a party.

(c)	The Subsidiary Guarantees when executed, dated, delivered and having become effective will constitute valid and legally binding obligations of the Hong Kong Obligors enforceable against the Hong Kong Obligor under the laws of Hong Kong to the extent that such laws apply thereto and to the extent that the Subsidiary Guarantees are otherwise valid and legally binding on the relevant parties.

As used above, the term “enforceable” means that the relevant Subsidiary Guarantee is of a type and form enforced by the Hong Kong courts. The term does not address the extent to which a judgment obtained in a court outside Hong Kong will be enforceable in Hong Kong. It does not mean that each obligation or each Subsidiary Guarantee will be enforced in accordance with its terms in every circumstance or in foreign jurisdictions or by or against third parties or that any particular remedy will be available. Such enforcement is in any event subject to the nature of the remedies available in the Hong Kong courts, the acceptance by such courts of jurisdiction, the powers of such courts to stay proceedings and other principles of law and equity and other procedures of general application. In particular, specific performance will not normally be available in circumstances where the relevant court considers damages to provide an adequate remedy for the parties.

(d)	The execution and delivery of the Subsidiary Guarantees by the Hong Kong Obligor will not, so far as we are aware, violate or contravene any provisions of any existing law of Hong Kong applicable to companies generally to which the Hong Kong Obligor is subject or its memorandum and articles of association referred to in paragraph 1(c) above.

(e)	It is not necessary to file, register or record any Subsidiary Guarantee in any public office of Hong Kong to ensure its enforceability.

(f)	The choice of the laws of the State of New York is a valid choice of law and will be recognised and applied by the courts of Hong Kong.

8

5.	The opinions set out above are subject to the following qualifications:
(a)	Rights and obligations and the enforcement of the Subsidiary Guarantees may be limited or affected by applicable bankruptcy, insolvency, liquidation, arrangement, moratorium or other similar laws affecting creditors’ rights generally and claims may be or become subject to set-off or counterclaim.

(b)	We express no opinion as to whether any provision in any Subsidiary Guarantee purporting to waive or confer a right of set-off or similar right would be effective against a liquidator or creditor.

(c)	Provisions that certain determinations, calculations or certifications are to be conclusive and/or binding will not be effective in the case of fraud, manifest error or collusion or in the absence of good faith; where any party is vested with a discretion or may determine a matter in its opinion, Hong Kong law may require that the discretion be exercised reasonably or that the opinion be based on reasonable grounds.

(d)	Certain equitable remedies such as injunction or specific performance will only be available in Hong Kong at the discretion of the court.

(e)	A provision in any Subsidiary Guarantee which states that amendments thereto or waivers of any provisions thereof or defaults thereunder are only effective if made in writing and signed by certain parties may not be given effect by the courts of Hong Kong.

(f)	We express no opinion as to the effectiveness of any currency indemnity contained in any Subsidiary Guarantee. A Hong Kong court may, subject to the terms of the contract, award damages in the currency which most fairly expresses the plaintiff’s loss.

(g)	Where obligations are to be performed in a jurisdiction outside Hong Kong they may not be enforceable in the Hong Kong courts to the extent that such performance would be illegal or contrary to public policy in that other jurisdiction.

(h)	Any provision contained in any Subsidiary Guarantee which constitutes, or purports to constitute, a restriction on the exercise of any statutory power by any party to the Subsidiary Guarantee or any other person may be ineffective.

9

(i)	The effectiveness of any provisions excusing a party from a liability or duty otherwise owed may be limited by law.

(j)	Provisions requiring payment of default interest may not be enforceable if construed as a penalty; this may affect the extent of the enforceability of the Subsidiary Guarantees insofar as their provisions seek to impose a liability to pay interest at, or calculated by reference to, the rates at which default interest is to be determined under the Indentures or any other document relating to the Debt Securities.

(k)	The courts of Hong Kong may refuse to give effect to provisions of the Subsidiary Guarantees in respect of the cost of unsuccessful litigation brought before those courts or where the courts have themselves made an order for costs. In any event, the courts may refuse to award or allow any costs which they consider to have been incurred unreasonably.

(l)	Section 49 of the High Court Ordinance (Chapter 4 of the Laws of Hong Kong) provides that judgment debts shall carry simple interest at such rate as the Court of First Instance may order; or in the absence of such order, at such rate as may be determined from time to time by the Chief Justice by order, on the aggregate amount thereof, or on such part thereof as for the time being remains unsatisfied from the date of the judgment until satisfaction. Interest under this section may be calculated at different rates in respect of different periods.

(m)	Section 24 of the MLO makes it illegal to lend or offer to lend money at an effective rate of interest which exceeds sixty per cent (60%) per annum and makes any agreement for the repayment of any loan or the payment of interest on any loan and any security therefor unenforceable in any case in which the effective rate of interest exceeds such rate.

(n)	Section 25 of the MLO provides that the court may “re-open the transaction so as to do justice between the parties” if the transaction is “extortionate”. For this purpose a loan in respect of which the effective rate of interest exceeds forty-eight per cent (48%) per annum is presumed to be “extortionate”.

10

This opinion is addressed to you in connection with the Subsidiary Guarantees. It may be relied upon by you and any person entitled by law to rely upon it pursuant to the applicable provisions of the United States federal securities laws. We consent to you filing this opinion as an exhibit to the Registration Statement on Form S-3 in respect of your offering of up to US $900,000,000 of equity and debt securities.

We also consent to the reference to our firm in the Registration Statement under the heading “Legal Matters.” In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

Yours faithfully,

/s/ Baker & Mc. Kenzie

11

Schedule 1 — Forms of Indenture
XO HOLDINGS, INC.,
Issuer
AND
[                    ],

Trustee

INDENTURE

Dated as of [___], 200[___]

Senior Debt Securities

TABLE OF CONTENTS*
Page
CROSS-REFERENCE TABLE*

Section of
Section of Trust Indenture Act of 1939, as amended	Indenture
310(a)	7.9
310(b)	7.8
310(c)	Inapplicable
311(a)	7.13
311(b)	7.13
311(c)	Inapplicable
312(a)	5.01,
5.02(a)
312(b)	5.2(c)
312(c)	5.2(c)
313(a)	5.4(a)
313(b)	5.4(b)
313(c)	5.4(b)
313(d)	5.4(c)
314(a)	5.3(a)
314(b)	Inapplicable
314(c)	13.7(a)
314(d)	Inapplicable
314(e)	13.7(b)
314(f)	Inapplicable
315(a)	7.1(b)
315(b)	7.14
315(c)	7.1(a)
315(d)	7.1(b)
315(e)	6.7
316(a)	6.6,
8.4
316(b)	6.4
316(c)	8.1
317(a)	6.2
317(b)	4.3
318(a)	13.9
318(c)	13.9

*	This Table of Contents does not constitute part of the Indenture and shall not have any bearing upon the interpretation of any of its terms or provisions.

*	This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

-v-

(continued)

-vi-

(continued)

Page
Section 13.10 Counterparts	46
Section 13.11 Separability	46
Section 13.12 Assignment	46

*	This Table of Contents does not constitute part of the Indenture and shall not have any bearing upon the interpretation of any of its terms or provisions.

-vii-

     INDENTURE, dated as of [___], 200[___], among XO Holdings, Inc., a Delaware corporation (the “Company”), and [___], as trustee (the “Trustee”):
     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured debt securities (hereinafter referred to as the “Securities”), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided, as registered Securities without coupons, to be authenticated by the certificate of the Trustee;
     WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and
     WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
     NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of Securities:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions of Terms.
     The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1 and shall include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended, or that are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.
     “Affiliate” means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.
     “Authenticating Agent” means an authenticating agent with respect to all or any of the series of Securities appointed with respect to all or any series of the Securities by the Trustee pursuant to Section 2.10.

     “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.
     “Board of Directors” means the Board of Directors of the Company or any duly authorized committee of such Board.
     “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.
     “Business Day” means, with respect to any series of Securities, any day other than a day on which Federal or State banking institutions in the City of New York or place of payment, are authorized or obligated by law, executive order or regulation to close.
     “Certificate” means a certificate signed by the principal executive officer, the principal financial officer, the Treasurer or the principal accounting officer of the Company. The Certificate need not comply with the provisions of Section 13.7.
     “Company” means XO Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware, and, subject to the provisions of Article Ten, shall also include its successors and assigns.
     “Corporate Trust Office” means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at [                    ].
     “Custodian” means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.
     “Default” means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.
     “Defaulted Interest” has the meaning set forth in Section 2.3 hereof.
     Depositary” means, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.1 or 2.11.
     “Event of Default” means, with respect to Securities of a particular series any event specified in Section 6.1, continued for the period of time, if any, therein designated.
     “Exchange Act” means the Securities and Exchange Act of 1934, as amended.
     “Global Security” means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

2

     “Governmental Obligations” means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.
     “Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.
     “Guarantor” means any Person Guaranteeing any obligation.
     “Guaranty Agreement” means a supplemental indenture, in a form satisfactory to the Trustee, pursuant to which a Person Guarantees the Company’s obligations with respect to a series of Securities.
     “herein”, “hereof” and “hereunder”, and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
     “Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof.
     “Interest” when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.
     “Interest Payment Date”, when used with respect to any installment of interest on a Security of a particular series, means the date specified in such Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

3

     “Officer” means the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President, any Vice President, the Treasurer, the Secretary or an Assistant Secretary of the Company.
     “Officers’ Certificate” means a certificate signed by two Officers that is delivered to the Trustee in accordance with the terms hereof. Each such certificate shall include the statements provided for in Section 13.7, if and to the extent required by the provisions thereof.
     “Opinion of Counsel” means an opinion in writing of legal counsel, who may be an employee of or counsel for the Company, that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 13.7, if and to the extent required by the provisions thereof.
     “Original Issue Discount Security” means any Security which (i) is issued at a price lower than the amount payable upon the maturity thereof and (ii) provides for an amount less than the principal amount thereof to be due and payable upon redemption or a declaration of acceleration of the maturity thereof pursuant to Section 6.1.
     “Outstanding”, when used with reference to Securities of any series, means, subject to the provisions of Section 8.4, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or that have previously been canceled; (b) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provision satisfactory to the Trustee shall have been made for giving such notice; and (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.7.
     “Person” means any individual, corporation, limited liability company, partnership, joint-venture, joint-stock company, unincorporated organization or government or any agency or political subdivision thereof.
     “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.7 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.
     “Regular Record Date” has the meaning set forth in Section 2.3 hereof.

4

     “Responsible Officer” when used with respect to the Trustee means any authorized officer within the Corporate Trust Department (or corresponding department bearing a different name) of the Trustee, including the president, any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Person who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.
     “Securities” means the debt Securities authenticated and delivered under this Indenture.
     “Security Register” has the meaning set forth in Section 2.5(b) hereof.
     “Security Registrar” has the meaning set forth in Section 2.5(b) hereof.
     “Securityholder”, “holder of Securities”, “registered holder”, or other similar term, means the Person or Persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.
     “Special Record Date” has the meaning set forth in Section 2.3 hereof.
     “Subsidiary” means, in respect of any Person, any corporation, association, partnership, limited liability company, or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person.
     “Subsidiary Guarantor” means any Subsidiary of the Company that provides a Guarantee of the obligations of the Company with respect to any series of Securities or enters into a Guaranty Agreement that becomes a Subsidiary Guarantor.
     “Subsidiary Guarantee” means a Guarantee, including any Guaranty Agreement, provided by a Subsidiary Guarantor of the Company’s obligations with respect to any series of Securities.
     “Trustee” means [___], and, subject to the provisions of Article Seven, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, “Trustee” shall mean each such Person. The term “Trustee” as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.
     “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in effect at the date of execution of this instrument, subject to the provisions of Sections 9.1, 9.2 and 10.1.
     “Yield to Maturity” means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

5

ARTICLE II
ISSUE, DESCRIPTION, TERMS, EXECUTION,
REGISTRATION AND EXCHANGE OF SECURITIES
     Section 2.1 Designation and Terms of Securities.
     (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution, and set forth in an Officers’ Certificate, or established in one or more indentures supplemental hereto:
     (1) the title of the Security of the series (which shall distinguish the Securities of the series from all other Securities);
     (2) any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series);
     (3) whether any of the Securities of the series will be issuable in whole or in part in temporary or permanent global form or in the form of book-entry securities and, in such case, the identity of the Depositary for such series;
     (4) the date or dates on which the principal of the Securities of the series is payable;
     (5) the rate or rates, which may be fixed or variable, at which the Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any;
     (6) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates or the manner of determination of such record dates;
     (7) the place or places where payments with respect to the Securities of the series shall be payable;
     (8) the right, if any, to defer or extend payment of interest on the debt securities and the maximum length of any deferral or extension period;
     (9) the dates, if any, on which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

6

     (10) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in satisfaction of future sinking fund obligations) or at the option of a holder thereof and the date or dates, if any, on which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
     (11) if other than denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;
     (12) whether the series of Securities will be subject to any mandatory or optional sinking fund or similar provisions;
     (13) the currency or currency units in which payment of the principal of and any premium and interest on the Securities of the series shall be payable;
     (14) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by non-U.S. persons in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;
     (15) the terms pursuant to which the Securities of the series are subject to defeasance and satisfaction and discharge;
     (16) any addition to, or modification or deletion of, any Events of Default or covenants provided for with respect to the Securities of the series;
     (17) the terms and conditions, if any, pursuant to which the Securities of the series are secured;
     (18) whether the Securities of the series will be convertible into shares of common stock or any other securities of the Company and, if so, the terms and conditions upon which such Securities will be so convertible, including whether conversion is mandatory, at the option of the holder, or at the option of the Company, the conversion price, the conversion period and any provisions pursuant to which the number of shares of common stock or other securities of the Company to be received by the holders of such series of Securities would be subject to adjustment;
     (19) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.1;
     (20) any provisions granting special rights to holders when a specified event occurs;

7

     (21) any special tax implications of the Securities of the series, including provisions for Original Issue Discount Securities, if offered;
     (22) the form of the Securities of the series, including the form of the Certificate of Authentication for such series; and
     (23) any and all other terms with respect to such series, including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of that series.
     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.
     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.
     Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different redemption dates. Unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.
     Section 2.2 Form of Securities and Trustee’s Certificate.
     The Securities of any series and the Trustee’s certificate of authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution of the Company and as set forth in an Officers’ Certificate of the Company and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.
     Section 2.3 Denominations; Provisions for Payment.
     The Securities shall be issuable as registered Securities and in the minimum denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, subject to Section 2.1(a)(11). The Securities of a particular series shall bear interest payable on the Interest Payment Dates and at the rate specified with respect to that series. Unless otherwise provided pursuant to Section 2.1, the principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in the United States, unless otherwise specified with respect to any series of Securities, shall be the Corporate Trust Office of the Trustee. Each Security shall be dated the date of its authentication. Unless otherwise provided pursuant to Section 2.1, interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months.

8

     The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the applicable Business Day that is the Regular Record Date for such interest installment. Unless otherwise provided in the terms of a series of Securities, at the option of the Company, payment of interest may be mailed by check to the holders of the Securities of any series at their respective addresses set forth in the Security Register (as herein defined) or wired if held in book-entry form at The Depository Trust Company. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a Regular Record Date with respect to any Interest Payment Date and on or prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.3.
     Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:
     (1) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on the applicable Business Day that is a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. The Trustee shall then fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall be no longer payable pursuant to the following clause (2).

9

     (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.
     Unless otherwise set forth in a Board Resolution or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.1 hereof, the term “Regular Record Date”, as used in this Section 2.3, with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either (i) the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.1 hereof shall occur, if such Interest Payment Date is the first day of a month, or (ii) the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.1 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.
     Subject to the foregoing provisions of this Section 2.3, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.
     Section 2.4 Execution and Authentication.
     Two Officers shall sign the Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.
     A Security shall not be valid until an authorized signatory of the Trustee or an Authentication Agent manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.
     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by two Officers, and the Trustee shall authenticate and deliver such Securities in accordance with such written order.
     In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel and an Officers’ Certificate stating that the form and terms thereof have been established in conformity with the provisions of this Indenture.
     The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

10

     Section 2.5 Registration of Transfer and Exchange.
     (a) Securities of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose in the United States, or such other location designated by the Company, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section 2.5. In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series that the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.
     (b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose in the United States, a register or registers (herein referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as provided in this Article and which at all reasonable times shall be open for inspection by the Trustee. Unless otherwise specified in a supplemental indenture, the Trustee is hereby appointed as “Security Registrar” for the purpose of registering the Securities and the transfer of Securities of each series.
     Upon surrender for transfer of any Security at the office or agency of the Company designated for such purpose, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.
     All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section 2.5, shall be accompanied (if so required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Security Registrar, duly executed by the registered holder or by such holder’s duly authorized attorney in writing.
     (c) No service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.6, Section 3.3(b) and Section 9.4 not involving any transfer.
     (d) The Company shall not be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption except the unredeemed portion of any Securities of any series being redeemed in part. The provisions of this Section 2.5 are, with respect to any Global Security, subject to Section 2.11 hereof.

11

     Section 2.6 Temporary Securities.
     Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination. Such temporary Securities shall be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay, the Company will execute and will furnish definitive Securities of such series, and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Company designated for the purpose, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.
     Section 2.7 Mutilated, Destroyed, Lost or Stolen Securities.
     In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company’s request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant’s Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any Officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof, except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save each of them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

12

     Every replacement Security issued pursuant to the provisions of this Section 2.7 shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.
     Section 2.8 Cancellation.
     All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company at the time of such surrender, the Trustee shall deliver to the Company any canceled Securities held by the Trustee. In the absence of such request, the Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver a certificate of disposition to the Company. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.
     Section 2.9 Benefits of Indenture.
     Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.
     Section 2.10 Authenticating Agent.
     So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee, with the written consent of the Company, shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

13

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.
     Section 2.11 Global Securities.
     (a) If the Company shall establish pursuant to Section 2.1 that the Securities of a particular series are issuable as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.4, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, such of the Outstanding Securities of such series as shall be specified therein and that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction and (iv) shall bear a legend substantially to the following effect: “Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary.” Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the written request signed in the name of the Company, by two Officers thereof to be delivered to the Trustee pursuant to Section 2.4 or Section 2.6.
     (b) Notwithstanding the provisions of Section 2.5, the Global Security of a series may be transferred, in whole but not in part, and in the manner provided in Section 2.5, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.
     (c) If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.5, the Trustee will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.11 shall no longer apply to the Securities of such series. In such event the Company will execute and subject to Section 2.5, the Trustee, upon receipt of an Officers’ Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

14

     (d) If an Event of Default has occurred and is continuing with respect to a particular series of the Securities, the Company may execute, and the Trustee, upon receipt of an Officers’ Certificate directing the authorization and delivery thereof, shall authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security.
     Section 2.12 No Obligation of the Trustee.
     (a) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holder or Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary, subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.
     (b) The Trustee shall have no obligations or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among the Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

15

ARTICLE III
REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS
     Section 3.1 Redemption.
     The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.1 hereof.
     Section 3.2 Notice of Redemption.
     (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved in such Securities so to do, the Company shall, or shall cause the Trustee to, give notice of such redemption to holders of the Securities of such series to be redeemed by sending electronically or by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register, unless a shorter period is specified in the Securities to be redeemed. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure to duly give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with any such restriction.
     Each such notice of redemption shall specify the date fixed for redemption and the redemption price (or the manner of calculation thereof) at which Securities of that series are to be redeemed, and shall state that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company in the United States, upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.
     (b) If less than all the Securities of a series are to be redeemed, the Company shall give the Trustee at least 30 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select, by lot on a pro rata basis or in such other manner as it shall deem appropriate and fair in its discretion. The portion of the principal amount of Securities so selected for partial redemption shall be equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof. Upon making its selection, the Trustee shall promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part.

16

     The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by any Officer, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section 3.2, such notice to be in the name of the Company or its own name, as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under this Section 3.2.
     Section 3.3 Payment Upon Redemption.
     (a) If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption. Interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption. However, if the date fixed for redemption is subsequent to a Regular Record Date with respect to any Interest Payment Date and on or prior to such Interest Payment Date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable Regular Record Date pursuant to Section 2.3.
     (b) Upon presentation of any Security of such series that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, a new Security of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.
     Section 3.4 Sinking Fund.
     The provisions of Sections 3.4, 3.5 and 3.6 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.1 for Securities of such series.

17

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.5. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.
     Section 3.5 Satisfaction of Sinking Fund Payments with Securities.
     The Company (i) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (ii) may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.
     Section 3.6 Redemption of Securities for Sinking Fund.
     Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.5 and the basis for such credit and will, together with such Officers’ Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.2 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.2. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.3.
ARTICLE IV
CERTAIN COVENANTS
     Section 4.1 Payment of Principal, Premium and Interest.
     The Company will duly and punctually pay or cause to be paid the principal of and any premium and interest on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities.
     Section 4.2 Maintenance of Office or Agency.
     So long as any series of the Securities remain Outstanding, the Company agrees to maintain an office or agency in the United States with respect to each such series, where
     (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by an Officer and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

18

     Section 4.3 Paying Agents.
     (a) If the Company shall appoint one or more paying agents for all or any series of the Securities, other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.3:
     (1) that it will hold all sums held by it as such agent for the payment of the principal of and any premium or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto;
     (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of and any premium or interest on the Securities of that series when the same shall be due and payable;
     (3) that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and
     (4) that it will perform all other duties of paying agent as set forth in this Indenture.
     (b) If the Company shall act as its own paying agent with respect to any series of the Securities, it shall on or before each due date of the principal of and any premium or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto, a sum sufficient to pay such principal and any premium or interest so becoming due on Securities of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of this action or failure so to act.

19

     (c) Notwithstanding anything in this Section 4.3 to the contrary, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.5 and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.
     Section 4.4 Appointment to Fill Vacancy in Office of Trustee.
     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.
     Section 4.5 Compliance with Consolidation Provisions.
     The Company will not, while any of the Securities remain Outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other company unless the provisions of Article Ten hereof are complied with.
     Section 4.6 Statement by Officers as to Default.
     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate signed by its principal executive officer, principal financial officer or principal accounting officer stating whether or not to the best knowledge of the signer thereof, the Company is in default in the performance or observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
ARTICLE V
SECURITYHOLDERS’ LISTS AND REPORTS
BY THE COMPANY AND THE TRUSTEE
     Section 5.1 Company to Furnish Names and Addresses of Securityholders to Trustee.
     The Company will furnish or cause to be furnished to the Trustee (a) semiannually on January 15 and July 15, a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such date, provided that the Company shall not be obligated to furnish or cause to be furnished such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, in either case, no such list need be furnished for any series of Securities for which the Trustee shall be the Security Registrar.

20

     Section 5.2 Preservation of Information; Communications with Securityholders.
     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.1 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).
     (b) The Trustee may destroy any list furnished to it as provided in Section 5.1 upon receipt of a new list so furnished.
     (c) Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities. The Company, the Trustee, the Security Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act with respect to the sending of any material pursuant to a request made pursuant to Section 312(b) of the Trust Indenture Act.
     Section 5.3 Reports by the Company.
     (a) The Company covenants and agrees to file with the Trustee (unless such reports have been filed on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system), within 15 days after the Company files the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Securities and Exchange Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. If the Company is no longer required to file information, documents or reports pursuant to either of such sections of the Exchange Act, the Company shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the Securities Exchange Commission had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided to the Trustee within 15 days after the dates applicable to a registrant that is not an accelerated filer or a large accelerated filer on which the Company would have been required to provide reports to the Securities and Exchange Commission had it continued to have been subject to such reporting requirements. For the avoidance of doubt, the Company shall also comply with the other provisions of Section 314(a) of the Trust Indenture Act.
     (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from to time by the Securities and Exchange Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

21

     (c) The Company covenants and agrees to transmit electronically or by mail, first class postage prepaid, or reputable over-night delivery service that provides for evidence of receipt, to the Securityholders, as their names and addresses appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 5.3 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.
     Section 5.4 Reports by the Trustee.
     (a) On or before [          ] in each year in which any of the Securities are Outstanding, the Trustee shall transmit by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report dated as of the preceding [          ], if and to the extent required under Section 313(a) of the Trust Indenture Act, detailing certain events that occurred within the previous 12 months.
     (b) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.
     (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange.
ARTICLE VI
REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
ON EVENT OF DEFAULT
     Section 6.1 Events of Default.
     (a) Whenever used herein with respect to Securities of a particular series, “Event of Default” means any one or more of the following events that has occurred and is continuing:
     (1) the Company defaults in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto, shall not constitute a default in the payment of interest for this purpose;
     (2) the Company defaults in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto, shall not constitute a default in the payment of principal or any premium for this purpose;

22

     (3) the Company fails to observe or perform any other of its covenants or agreements with respect to that series contained in this Indenture or otherwise established with respect to that series of Securities pursuant to Section 2.1 hereof (other than a covenant or agreement that has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a “Notice of Default” hereunder, shall have been given in writing to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Securities of that series at the time Outstanding;
     (4) if the Securities of the series are convertible into shares of common stock or other securities of the Company, failure by the Company to deliver common stock or the other securities when the holder or holders of such Securities elect to convert such Securities into shares of common stock or other securities of the Company;
     (5) the Company pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors;
     (6) a court of competent jurisdiction enters an order under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company for all or substantially all of its property or (iii) orders the liquidation of the Company, and, in each such case, the order or decree remains unstayed and in effect for 90 days; or
     (7) any other Event of Default provided with respect to Securities of that series.
     (b) In each and every such case (other than an Event of Default specified in clauses (5) or (6) above), unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee, if given by such Securityholders), may declare the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of, premium, if any, and accrued interest, if any, on all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained in this Indenture or in the Securities of that series or established with respect to that series pursuant to Section 2.1 to the contrary. If an Event of Default specified in clauses (5) or (6) above occurs, all unpaid principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of, premium, if any, and accrued interest, if any, on, all the Securities of that series then outstanding will become automatically due and payable immediately, without any declaration or other act on the part of the Trustee or any holder.

23

     (c) At any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Securities of that series then Outstanding hereunder, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if: (i) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series that shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum or Yield to Maturity (in the case of Original Issue Discount Securities) expressed in the Securities of that series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and any amount payable to the Trustee under Section 7.6, and (ii) any and all Events of Default under the Indenture with respect to such series, other than the non-payment of principal, premium, if any, or interest on Securities of that series that (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.6.
     No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.
     (d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case, the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.
     Section 6.2 Collection of Indebtedness and Suits for Enforcement by Trustee.
     (a) The Company covenants that (i) in case it shall default in the payment of any installment of interest on any of the Securities of a series, or any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, and such default shall have continued for a period of 30 days, or (ii) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have been become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, and the amount payable to the Trustee under Section 7.6.

24

     (b) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series, wherever situated.
     (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affecting the Company, or its creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under this Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.6; any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.6.
     (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.6, be for the ratable benefit of the holders of the Securities of such series.
     In case of an Event of Default hereunder, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.
     Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

25

     Section 6.3 Application of Moneys Collected.
     Any moneys collected by the Trustee pursuant to this Article with respect to a particular series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest (upon presentation of the Securities of that series and notation thereon the payment if only partially paid) and upon surrender thereof (f fully paid):
     FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.6; and
     SECOND: To the payment of the amounts then due and unpaid upon the Securities of such series for principal and any premium and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.
     Section 6.4 Limitation on Suits.
     No holder of a Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided; (ii) the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder; (iii) such holder or holders shall have offered to the Trustee such reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby; and (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; and (v) during such 60 day period, the holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.
     Notwithstanding anything contained herein to the contrary or any other provisions of this Indenture, the right of any holder of any Security to receive payment of the principal of and any premium and (subject to Section 2.3) interest on such Security (whether upon redemption, repurchase, maturity or otherwise) or payment or delivery of any amounts due upon conversion of Securities of any series that are convertible into shares of common stock or other securities, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption or repurchase, on the redemption date or repurchase date, respectively), or to institute suit for the enforcement of any such payment or delivery on or after such respective dates (including the redemption date or repurchase date, as applicable) shall not be impaired or affected without the consent of such holder. By accepting a Security hereunder, it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section 6.4, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

26

     Section 6.5 Rights and Remedies Cumulative; Delay or Omission Not Waiver.
     (a) Except as otherwise provided in Section 2.7, all powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.
     (b) No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or on acquiescence therein; and, subject to the provisions of Section 6.4, every power and remedy given by this Article or by law to the Trustee or the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.
     Section 6.6 Control by Securityholders.
     The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, determined in accordance with Section 8.4, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or be unduly prejudicial to the rights of holders of Securities of such series not consenting; and provided, further, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. Prior to the taking of any action hereunder, the Trustee shall be entitled to reasonable indemnification satisfactory to the Trustee against all losses and expenses caused by taking or not taking such action. Subject to the provisions of Section 7.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding affected thereby, determined in accordance with Section 8.4, may determine, and may have the Trustee on behalf of the holders of all of the Securities of such series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 2.1 with respect to such series and its consequences, except for (a) a default in the payment of the principal of or any premium or interest on, any of the Securities of that series (whether upon redemption, repurchase, maturity or otherwise) or payment or delivery of any amounts due upon conversion of Securities of any series that are convertible into shares of common stock or other securities as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 6.1(c) or (b)) if the Securities of that series are convertible into shares of common stock or other securities, the failure by the Company to deliver common stock or the other securities, as and when they shall become deliverable by the terms of such Securities. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

27

     Section 6.7 Undertaking to Pay Costs.
     All parties to this Indenture agree, and each holder of any Securities, by such holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 6.7 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.
ARTICLE VII
CONCERNING THE TRUSTEE
     Section 7.1 Certain Duties and Responsibilities of Trustee.
     (a) The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to the Securities of that series that may have occurred, shall undertake to perform with respect to the Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
     (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

28

     (1) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:
     (i) the duties and obligations of the Trustee shall with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
     (ii) in the absence of bad faith on the part of the Trustee, the Trustee may, with respect to the Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;
     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding (determined as provided in Section 8.4) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and
     (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.
     Section 7.2 Certain Rights of Trustee.
     Except as otherwise provided in Section 7.1:
     (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document. The Trustee shall receive and retain financial reports and statements of the Company as provided herein, but shall have no duty to review or analyze such reports or statements to determine compliance under covenants or other obligations of the Company.

29

     (b) Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate and an Opinion of Counsel, which shall conform to the provisions of Section 13.7. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.
     (c) The Trustee may act through its attorneys and agents, and shall not be responsible for the misconduct or negligence of any agent appointed with due care.
     (d) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.
     (e) The permissive rights of the Trustee to take actions enumerated in this Indenture shall not be construed as duties.
     (f) Except with respect to Section 4.1, the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article Four. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default, except (i) any Default or Event of Default occurring pursuant to Section 6.1(a)(2) or (ii) any Default or Event of Default of which a Responsible Officer of the Trustee shall have received written notification from the Company or any Holder of such Default or Event of Default at the Corporate Trust Office, and such notice references the applicable series of Securities and this Indenture.
     (g) The rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities (including as Paying Agent) hereunder, and to each agent, custodian and other Person employed to act hereunder.
     (h) Delivery of reports, information and documents to the Trustee under Section 5.3 is for informational purposes only; the Trustee’s receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate).
     (i) The Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.
     (j) Anything in this Indenture notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to loss of profit), even if the Trustee has been advised as to the likelihood of such loss or damage and regardless of the form of action.

30

     (k) The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, (i) acts of God, including earthquakes, fire and flood; (ii) terrorism, wars and other military disturbances; (iii) sabotage, epidemics and riots; (iv) interruptions, loss or malfunctions of utilities, computer (hardware or software) or communication services; (v) accidents and labor disputes; (vi) acts of civil or military authorities and governmental actions.
     Section 7.3 Trustee Not Responsible for Recitals or Issuance or Securities.
     (a) The recitals contained herein and in the Securities shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.
     (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.
     (c) The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.1, or for the use or application of any moneys received by any paying agent other than the Trustee.
     Section 7.4 May Hold Securities.
     The Trustee or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.
     Section 7.5 Moneys Held in Trust.
     Subject to the provisions of Section 11.5, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds of the Trustee except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder, except such as it may agree with the Company to pay thereon.
     Section 7.6 Compensation and Reimbursement.
     (a) The Company covenants and agrees to pay to the Trustee, and the Trustee shall be entitled to, such reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as the Company and the Trustee may from time to time agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ). Except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of the trusts hereby created, including the reasonable costs and expenses of defending itself against any claim of liability in the premises.

31

     (b) The obligations of the Company under this Section 7.6 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities. The provisions of this Section 7.6 shall survive the resignation or removal of the Trustee and the termination of this Indenture.
     (c) When the Trustee incurs expenses or renders services after a Default specified in Section 6.1(a)(5) and (6) occurs, such expenses (including the charges and expenses of its counsel) and the compensation for such services shall be paid to the extent allowed under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law.
     Section 7.7 Reliance on Officers’ Certificate.
     Except as otherwise provided in Section 7.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.
     Section 7.8 Disqualification; Conflicting Interests.
     If the Trustee has or shall acquire any “conflicting interest” within the meaning of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.
     Section 7.9 Corporate Trustee Required; Eligibility.
     There shall at all times be a Trustee with respect to the Securities issued hereunder, which shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Securities and Exchange Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

32

     Section 7.10 Resignation and Removal; Appointment of Successor.
     (a) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation electronically or by mail, first class postage prepaid, to the Securityholders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to the Securities of such series by or pursuant to a Board Resolution. If no successor trustee shall have been so appointed and have accepted such appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to such Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.
     (b) In case at any time any one of the following shall occur:
     (1) the Trustee shall fail to comply with the provisions of Section 7.8 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or
     (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.9 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or
     (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by or pursuant to a Board Resolution, or, unless the Trustee’s duty to resign is stayed as provided herein, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of that holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

33

     (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee and the Company, and may appoint a successor Trustee for such series with the written consent of the Company.
     (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.
     (e) Any successor trustee appointed pursuant to this Section 7.10 may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.
     Section 7.11 Acceptance of Appointment by Successor.
     (a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; however, upon the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.
     (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supple- mental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder. The execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; however, upon request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

34

     (c) Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 7.11, as the case may be.
     (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.
     (e) Upon acceptance of appointment by a successor trustee as provided in this Section 7.11, the Company shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.
     Section 7.12 Merger, Conversion, Consolidation or Succession to Business.
     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
     Section 7.13 Preferential Collection of Claims Against the Company.
     The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

35

     Section 7.14 Notice of Defaults.
     If a Default occurs and is continuing hereunder with respect to Securities of any series and if it is actually known to a Responsible Officer of the Trustee, the Trustee shall send to each holder of such Securities notice of the Default within 90 days after such Default occurs provided, however, that in the case of any Default of the character specified in Section 6.1(a)(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. Except in the case of a default in payment of principal of or interest on any Security (whether upon redemption, repurchase, maturity or otherwise) (including payments pursuant to the redemption or repurchase provisions of such Security, if any) or payment or delivery of any amounts due upon conversion of Securities of any series that are convertible into shares of common stock or other securities, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the holders of such Securities.
ARTICLE VIII
CONCERNING THE SECURITYHOLDERS
     Section 8.1 Evidence of Action by Securityholders.
     Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in Person or by agent or proxy appointed in writing.
     If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers’ Certificate, fix in advance a record date (in accordance with Section 316(c) of the Trust Indenture Act) for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purpose of determining whether Securityholders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

36

     Section 8.2 Proof of Execution by Securityholders.
     Subject to the provisions of Section 7.1, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his or her agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:
     (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Company.
     (b) The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.
     (c) The Trustee or the Company may require such additional proof of any matter referred to in this Section 8.2 as it shall deem necessary.
     Section 8.3 Who May be Deemed Owners.
     Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the Person in whose name such Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.3) interest on such Security and for all other purposes. Neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.
     Section 8.4 Certain Securities Owned by Company Disregarded.
     In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction or consent (or waiver, as the case may be) under this Indenture, the Securities of that series that are owned by the Company or any other obligor on the Securities of that series, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities of that series, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction or consent (or waiver, as the case may be), only Securities of such series that the Trustee actually knows are so owned shall be so disregarded. The Securities so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 8.4, if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

37

     Section 8.5 Actions Binding on Future Securityholders.
     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series that is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.2, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.
ARTICLE IX
SUPPLEMENTAL INDENTURES
     Section 9.1 Supplemental Indentures Without the Consent of Securityholders.
     In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:
     (a) to cure any ambiguity, omission, defect, or inconsistency herein or in the Securities of any series;
     (b) to comply with Article Ten;
     (c) to provide for uncertificated Securities in addition to or in place of certificated Securities;
     (d) to add Guarantees, including Subsidiary Guarantees, with respect to debt securities or to release Subsidiary Guarantors from Subsidiary Guarantees in accordance with the terms of the applicable series of Securities or to secure a series of Securities;
     (e) to add to the covenants of the Company for the benefit of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;
     (f) to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities, as herein set forth;

38

     (g) to make any change that does not adversely affect the rights of any Securityholder in any material respect, provided that any amendment to conform the terms of any Securities to its description contained in the final offering document therefor shall not be deemed to be adverse to any Securityholder;
     (h) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series as provided in Section 2.1, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities;
     (i) to comply with any requirements of the Securities and Exchange Commission in connection with qualifying, or maintaining the qualification of, this Indenture under the Trust Indenture Act; or
     (j) to secure any series of Security.
     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
     Any supplemental indenture authorized by the provisions of this Section 9.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.2.
     Section 9.2 Supplemental Indentures with Consent of Securityholders.
     With the consent (evidenced as provided in Section 8.1) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding, the Company, when authorized by Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.1 the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding affected thereby, (i) change the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof; (ii) reduce the amount of principal of an Original Issue Discount Security or any other Security payable upon acceleration of the maturity thereof; (iii) change the currency in which any Security or any premium or interest is payable; (iv) impair the right to receive payment of principal of and interest on any Security (whether upon redemption, repurchase, maturity, or otherwise) or payment or delivery of any amounts due upon conversion of Securities of any series that are convertible into shares of common stock or other securities on or after the due dates thereof or to institute suit for the enforcement of any payment on or with respect to any Security; (v) adversely change the right to convert or exchange, including decreasing the conversion rate or increasing the conversion price of, such Security (if applicable); (vi) if the Securities are secured, change the terms and conditions pursuant to which the Securities are secured in a manner adverse to the holders of the secured Securities; (vii) reduce the percentage in principal amount of outstanding Securities of any series, the consent of whose holders is required for modification or amendment of this Indenture or for waiver of compliance with any provision of this Indenture; (viii) reduce the requirements contained in this Indenture for quorum or voting; (ix) change any obligations of the Company to maintain an office or agency in the places and for the purposes required by this Indenture; or (x) modify any of the above provisions.

39

     It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.
     Section 9.3 Effect of Supplemental Indentures.
     Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 10.1, this Indenture shall, with respect to such series, be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.
     Section 9.4 Securities Affected by Supplemental Indentures.
     Securities of any series affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 10.1, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then Outstanding.
     Section 9.5 Execution of Supplemental Indentures.
     Upon the request of the Company, accompanied by the Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, in its discretion (but without any obligation to do so) enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.1, shall be provided an Opinion of Counsel and an Officers’ Certificate as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof; provided, however, that such Opinion of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of a series of Securities pursuant to Section 2.1 hereof, unless otherwise requested by the Trustee.

40

     Section 9.6 Conformity with Trust Indenture Act.
     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act of 1939, as amended, in effect on such date.
ARTICLE X
SUCCESSOR CORPORATION
     Section 10.1 Company May Consolidate, Etc.
     Unless otherwise specified in a supplemental indenture hereto, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Company or its successor or successors as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company or its successor or successors) authorized to acquire and operate the same. The Company hereby covenants and agrees that, upon any such consolidation or merger (in each case, if the Company is not the surviving corporation of such transaction), sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of and any premium and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series pursuant to Section 2.1 to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the requirements of the Trust Indenture Act as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company shall have been merged, or by the entity which shall have acquired such property.
     Section 10.2 Successor Substituted.
     (a) In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and any premium and interest on all of the Securities of all series Outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture or established with respect to each series of the Securities pursuant to Section 2.1 to be performed by the Company with respect to each series, such successor Person shall succeed to and be substituted for the Company with the same effect as if it had been named as the Company herein, and thereupon the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

41

     (b) In case of any such consolidation, merger, sale, conveyance, transfer or other disposition such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.
     (c) Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other Person (whether or not affiliated with the Company).
     Section 10.3 Evidence of Consolidation, Etc. to Trustee.
     The Trustee, subject to the provisions of Section 7.1, shall be provided an Opinion of Counsel and an Officers’ Certificate as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article.
ARTICLE XI
SATISFACTION AND DISCHARGE
     Section 11.1 Satisfaction and Discharge of Indenture.
     If at any time: (a) the Company shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.7 and Securities for whose payment money or Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Company and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.5); or (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or, except in the case of any Securities that are convertible or exchangeable, are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds an amount of money in U.S. dollars sufficient, or non-callable Governmental Obligations, the principal of and interest on which when due, will be sufficient or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Securities of that series not theretofore delivered to the Trustee for cancellation, including principal and any premium and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to such series by the Company then this Indenture shall thereupon cease to be of further effect with respect to such series except for the provisions of Sections 2.3, 2.5, 2.7, 4.1, 4.2, 4.3 and 7.10, that shall survive until the date of maturity or redemption date, as the case may be, and Sections 7.6 and 11.5, that shall survive to such date and thereafter, and the Trustee, on demand of the Company and at the cost and expense of the Company shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

42

     Section 11.2 Discharge of Obligations.
     If at any time all such Securities of a particular series not heretofore delivered to the Trustee for cancellation or that have not become due and payable as described in Section 11.1 shall have been paid by the Company by depositing irrevocably with the Trustee as trust funds money in U.S. dollars sufficient or an amount of non-callable Governmental Obligations, the principal of and interest on which when due, will be sufficient or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all such Securities of that series not theretofore delivered to the Trustee for cancellation, including principal and any premium and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to such series, then after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee the obligations of the Company under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 2.3, 2.5, 2.7, 4.1, 4.2, 4.3, 7.6, 7.10 and 11.5 hereof that shall survive until such Securities shall mature and be paid. Thereafter, Sections 7.6 and 11.5 shall survive.
     Section 11.3 Deposited Moneys to be Held in Trust.
     All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 11.1 or 11.2 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.
     Section 11.4 Payment of Moneys Held by Paying Agents.
     In connection with the satisfaction and discharge of this Indenture, all moneys or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys or Governmental Obligations.
     Section 11.5 Repayment to Company.
     Any moneys or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of and any premium or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company on [___] of each year or (if then held by the Company) shall be discharged from such trust. The paying agent and the Trustee thereupon shall be released from all further liability with respect to such moneys or Governmental Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.

43

ARTICLE XII
IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
OFFICERS AND DIRECTORS
     Section 12.1 No Recourse.
     No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom. Any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.
ARTICLE XIII
MISCELLANEOUS PROVISIONS
     Section 13.1 Effect on Successors and Assigns.
     All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.
     Section 13.2 Actions by Successor.
     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

44

     Section 13.3 Notices.
     Except as otherwise expressly provided herein, any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee), as follows: XO Holdings, Inc., [                    ], Attention: [                    ]. Any notice, election, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.
     Section 13.4 Notice to Holders of Securities; Waiver.
     Except as otherwise expressly provided herein, where this Indenture provides for notice to holders of Securities of any event, such notice shall be sufficiently given to holders of Securities if in writing and mailed, first-class postage prepaid, to each holder of a Security affected by such event, at the address of such holder as it appears in the Security Register, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.
     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to holders of Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute sufficient notice to such holder for every purpose hereunder. In any case where notice to holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice mailed to any particular holder of a Security shall affect the sufficiency of such notice with respect to other holders of Securities given as provided herein.
     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the applicable event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
     Section 13.5 Governing Law.
     This Indenture and each Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.
     Section 13.6 Effect of Headings and Table of Contents.
     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

45

     Section 13.7 Compliance Certificates and Opinions.
     (a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with. However, in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.
     (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include (i) a statement that the Person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with. Each opinion delivered to the Trustee hereunder may rely on the facts stated in an Officers’ Certificate delivered therewith.
     Section 13.8 Payments on Business Days.
     Except as provided pursuant to Section 2.1 pursuant to a Board Resolution, and as set forth in an Officers’ Certificate, or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Security or the date of redemption or repurchase of any Security shall not be a Business Day, then payment of interest or principal (and premium, if any) (whether upon repurchase, redemption, maturity, or otherwise) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity, redemption, or repurchase, and no additional interest shall accrue for the period after such nominal date.
     Section 13.9 Conflict with Trust Indenture Act.
     If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.
     Section 13.10 Counterparts.
     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
     Section 13.11 Separability.
     In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

46

     Section 13.12 Assignment.
     The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company, will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

47

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

XO HOLDINGS, INC.

By

Name:
Title:

[ ],
as Trustee

By

Name:
Title:

XO HOLDINGS, INC.,
Issuer
AND
[                    ]
Trustee

INDENTURE
Dated as of [___] [___], 200[___]

Subordinated Debt Securities

TABLE OF CONTENTS*
CROSS-REFERENCE TABLE*

Section of
Section of Trust Indenture Act of 1939, as amended	Indenture
310(a)	7.9
310(b)	7.8
310(c)	Inapplicable
311(a)	7.13
311(b)	7.13
311(c)	Inapplicable
312(a)	5.01, 5.02(a)
312(b)	5.2(c)
312(c)	5.2(c)
313(a)	5.4(a)
313(b)	5.4(b)
313(c)	5.4(b)
313(d)	5.4(c)
314(a)	5.3(a)
314(b)	Inapplicable
314(c)	13.7(a)
314(d)	Inapplicable
314(e)	13.7(b)
314(f)	Inapplicable
315(a)	7.1(b)
315(b)	7.14
315(c)	7.1(a)
315(d)	7.1(b)
315(e)	6.7
316(a)	6.6, 8.4
316(b)	6.4
316(c)	8.1
317(a)	6.2
317(b)	4.3
318(a)	13.9
318(c)	13.9

*	This Table of Contents does not constitute part of the Indenture and shall not have any bearing upon the interpretation of any of its terms or provisions.

*	This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

-v-

(continued)

-vi-

(continued)

Page
Section 13.12 Assignment	47

ARTICLE XIV SUBORDINATION OF SECURITIES	48

Section 14.1 Subordination Terms	48

*	This Table of Contents does not constitute part of the Indenture and shall not have any bearing upon the interpretation of any of its terms or provisions.

-vii-

     INDENTURE, dated as of [                    ] [___], 200[___], among XO Holdings, Inc., a Delaware corporation (the “Company”), and [                    ], as trustee (the “Trustee”):
     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured [subordinated] debt securities (hereinafter referred to as the “Securities”), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided, as registered Securities without coupons, to be authenticated by the certificate of the Trustee;
     WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and
     WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
     NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of Securities:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions of Terms.
     The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1 and shall include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended, or that are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.
     “Affiliate” means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.
     “Authenticating Agent” means an authenticating agent with respect to all or any of the series of Securities appointed with respect to all or any series of the Securities by the Trustee pursuant to Section 2.10.

     “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.
     “Board of Directors” means the Board of Directors of the Company or any duly authorized committee of such Board.
     “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.
     “Business Day” means, with respect to any series of Securities, any day other than a day on which Federal or State banking institutions in the City of New York or place of payment, are authorized or obligated by law, executive order or regulation to close.
     “Certificate” means a certificate signed by the principal executive officer, the principal financial officer, the Treasurer or the principal accounting officer of the Company. The Certificate need not comply with the provisions of Section 13.7.
     “Company” means XO Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware, and, subject to the provisions of Article Ten, shall also include its successors and assigns.
     “Corporate Trust Office” means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at [                    ].
     “Custodian” means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.
     “Default” means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.
     “Defaulted Interest” has the meaning set forth in Section 2.3 hereof.
     Depositary” means, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.1 or 2.11.
     “Event of Default” means, with respect to Securities of a particular series any event specified in Section 6.1, continued for the period of time, if any, therein designated.
     “Exchange Act” means the Securities and Exchange Act of 1934, as amended.
     “Global Security” means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

     “Governmental Obligations” means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.
     “Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.
     “Guarantor” means any Person Guaranteeing any obligation.
     “Guaranty Agreement” means a supplemental indenture, in a form satisfactory to the Trustee, pursuant to which a Person Guarantees the Company’s obligations with respect to a series of Securities.
     “herein”, “hereof” and “hereunder”, and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
     “Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof.
     “Interest” when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.
     “Interest Payment Date”, when used with respect to any installment of interest on a Security of a particular series, means the date specified in such Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

     “Officer” means the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President, any Vice President, the Treasurer, the Secretary or an Assistant Secretary of the Company.
     “Officers’ Certificate” means a certificate signed by two Officers that is delivered to the Trustee in accordance with the terms hereof. Each such certificate shall include the statements provided for in Section 13.7, if and to the extent required by the provisions thereof.
     “Opinion of Counsel” means an opinion in writing of legal counsel, who may be an employee of or counsel for the Company, that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 13.7, if and to the extent required by the provisions thereof.
     “Original Issue Discount Security” means any Security which (i) is issued at a price lower than the amount payable upon the maturity thereof and (ii) provides for an amount less than the principal amount thereof to be due and payable upon redemption or a declaration of acceleration of the maturity thereof pursuant to Section 6.1.
     “Outstanding”, when used with reference to Securities of any series, means, subject to the provisions of Section 8.4, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or that have previously been canceled; (b) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provision satisfactory to the Trustee shall have been made for giving such notice; and (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.7.
     “Person” means any individual, corporation, limited liability company, partnership, joint-venture, joint-stock company, unincorporated organization or government or any agency or political subdivision thereof.
     “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.7 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.
     “Regular Record Date” has the meaning set forth in Section 2.3 hereof.

     “Responsible Officer” when used with respect to the Trustee means any authorized officer within the Corporate Trust Department (or corresponding department bearing a different name) of the Trustee, including the president, any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Person who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.
     “Securities” means the debt Securities authenticated and delivered under this Indenture.
     “Security Register” has the meaning set forth in Section 2.5(b) hereof.
     “Security Registrar” has the meaning set forth in Section 2.5(b) hereof.
     “Securityholder”, “holder of Securities”, “registered holder”, or other similar term, means the Person or Persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.
     “Special Record Date” has the meaning set forth in Section 2.3 hereof.
     “Subsidiary” means, in respect of any Person, any corporation, association, partnership, limited liability company, or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person.
     “Subsidiary Guarantor” means any Subsidiary of the Company that provides a Guarantee of the obligations of the Company with respect to any series of Securities or enters into a Guaranty Agreement that becomes a Subsidiary Guarantor.
     “Subsidiary Guarantee” means a Guarantee, including any Guaranty Agreement, provided by a Subsidiary Guarantor of the Company’s obligations with respect to any series of Securities.
     “Trustee” means [                    ], and, subject to the provisions of Article Seven, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, “Trustee” shall mean each such Person. The term “Trustee” as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.
     “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in effect at the date of execution of this instrument, subject to the provisions of Sections 9.1, 9.2 and 10.1.
     “Yield to Maturity” means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

ARTICLE II
ISSUE, DESCRIPTION, TERMS, EXECUTION,
REGISTRATION AND EXCHANGE OF SECURITIES
     Section 2.1 Designation and Terms of Securities.
     (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution, and set forth in an Officers’ Certificate, or established in one or more indentures supplemental hereto:
     (1) the title of the Security of the series (which shall distinguish the Securities of the series from all other Securities);
     (2) any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series);
     (3) whether any of the Securities of the series will be issuable in whole or in part in temporary or permanent global form or in the form of book-entry securities and, in such case, the identity of the Depositary for such series;
     (4) the date or dates on which the principal of the Securities of the series is payable;
     (5) the rate or rates, which may be fixed or variable, at which the Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any;
     (6) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates or the manner of determination of such record dates;
     (7) the place or places where payments with respect to the Securities of the series shall be payable;
     (8) the right, if any, to defer or extend payment of interest on the debt securities and the maximum length of any deferral or extension period;
     (9) the dates, if any, on which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

     (10) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in satisfaction of future sinking fund obligations) or at the option of a holder thereof and the date or dates, if any, on which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
     (11) if other than denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;
     (12) whether the series of Securities will be subject to any mandatory or optional sinking fund or similar provisions;
     (13) the currency or currency units in which payment of the principal of and any premium and interest on the Securities of the series shall be payable;
     (14) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by non-U.S. persons in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;
     (15) the terms pursuant to which the Securities of the series are subject to defeasance and satisfaction and discharge;
     (16) any addition to, or modification or deletion of, any Events of Default or covenants provided for with respect to the Securities of the series;
     (17) the terms and conditions, if any, pursuant to which the Securities of the series are secured;
     (18) whether the Securities of the series will be convertible into shares of common stock or any other securities of the Company and, if so, the terms and conditions upon which such Securities will be so convertible, including whether conversion is mandatory, at the option of the holder, or at the option of the Company, the conversion price, the conversion period and any provisions pursuant to which the number of shares of common stock or other securities of the Company to be received by the holders of such series of Securities would be subject to adjustment;
     (19) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.1;
     (20) any provisions granting special rights to holders when a specified event occurs;

     (21) any special tax implications of the Securities of the series, including provisions for Original Issue Discount Securities, if offered;
     (22) the form of the Securities of the series, including the form of the Certificate of Authentication for such series;
     (23) the subordination terms of the Securities of the series; and
     (24) any and all other terms with respect to such series, including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of that series.
     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.
     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.
     Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different redemption dates. Unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.
     Section 2.2 Form of Securities and Trustee’s Certificate.
     The Securities of any series and the Trustee’s certificate of authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution of the Company and as set forth in an Officers’ Certificate of the Company and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.
     Section 2.3 Denominations; Provisions for Payment.
     The Securities shall be issuable as registered Securities and in the minimum denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, subject to Section 2.1(a)(12). The Securities of a particular series shall bear interest payable on the Interest Payment Dates and at the rate specified with respect to that series. Unless otherwise provided pursuant to Section 2.1, the principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in the United States, unless otherwise specified with respect to any series of Securities, shall be the Corporate Trust Office of the Trustee. Each Security shall be dated the date of its authentication. Unless otherwise provided pursuant to Section 2.1, interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months.

     The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the applicable Business Day that is the Regular Record Date for such interest installment. Unless otherwise provided in the terms of a series of Securities, at the option of the Company, payment of interest may be mailed by check to the holders of the Securities of any series at their respective addresses set forth in the Security Register (as herein defined) or wired if held in book-entry form at The Depository Trust Company. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a Regular Record Date with respect to any Interest Payment Date and on or prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.3.
     Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:
     (1) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on the applicable Business Day that is a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. The Trustee shall then fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall be no longer payable pursuant to the following clause (2).

     (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.
     Unless otherwise set forth in a Board Resolution or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.1 hereof, the term “Regular Record Date”, as used in this Section 2.3, with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either (i) the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.1 hereof shall occur, if such Interest Payment Date is the first day of a month, or (ii) the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.1 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.
     Subject to the foregoing provisions of this Section 2.3, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.
     Section 2.4 Execution and Authentication.
     Two Officers shall sign the Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.
     A Security shall not be valid until an authorized signatory of the Trustee or an Authentication Agent manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.
     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by two Officers, and the Trustee shall authenticate and deliver such Securities in accordance with such written order.
     In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel and an Officers’ Certificate stating that the form and terms thereof have been established in conformity with the provisions of this Indenture.
     The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

     Section 2.5 Registration of Transfer and Exchange.
     (a) Securities of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose in the United States, or such other location designated by the Company, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section 2.5. In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series that the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.
     (b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose in the United States, or such other location designated by the Company a register or registers (herein referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as provided in this Article and which at all reasonable times shall be open for inspection by the Trustee. Unless otherwise specified in a supplemental indenture, the Trustee is hereby appointed as “Security Registrar” for the purpose of registering the Securities and the transfer of Securities of each series.
     Upon surrender for transfer of any Security at the office or agency of the Company designated for such purpose, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.
     All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section 2.5, shall be accompanied (if so required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Security Registrar, duly executed by the registered holder or by such holder’s duly authorized attorney in writing.
     (c) No service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.6, Section 3.3(b) and Section 9.4 not involving any transfer.
     (d) The Company shall not be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption except the unredeemed portion of any Securities of any series being redeemed in part. The provisions of this Section 2.5 are, with respect to any Global Security, subject to Section 2.11 hereof.

     Section 2.6 Temporary Securities.
     Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination. Such temporary Securities shall be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay, the Company will execute and will furnish definitive Securities of such series, and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Company designated for the purpose, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.
     Section 2.7 Mutilated, Destroyed, Lost or Stolen Securities.
     In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company’s request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant’s Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any Officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof, except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save each of them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

     Every replacement Security issued pursuant to the provisions of this Section 2.7 shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.
     Section 2.8 Cancellation.
     All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company at the time of such surrender, the Trustee shall deliver to the Company any canceled Securities held by the Trustee. In the absence of such request, the Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver a certificate of disposition to the Company. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.
     Section 2.9 Benefits of Indenture.
     Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Securities (and, with respect to the provisions of Article Fourteen, the holders of senior indebtedness), any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities (and, with respect to the provisions of Article Fourteen, the holders of senior indebtedness).
     Section 2.10 Authenticating Agent.
     So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee, with the written consent of the Company, shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.
     Section 2.11 Global Securities.
     (a) If the Company shall establish pursuant to Section 2.1 that the Securities of a particular series are issuable as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.4, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, such of the Outstanding Securities of such series as shall be specified therein and that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction and (iv) shall bear a legend substantially to the following effect: “Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary.” Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the written request signed in the name of the Company, by two Officers thereof to be delivered to the Trustee pursuant to Section 2.4 or Section 2.6.
     (b) Notwithstanding the provisions of Section 2.5, the Global Security of a series may be transferred, in whole but not in part, and in the manner provided in Section 2.5, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.
     (c) If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the

Securities of such series and the Company will execute, and subject to Section 2.5, the Trustee will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.11 shall no longer apply to the Securities of such series. In such event the Company will execute and subject to Section 2.5, the Trustee, upon receipt of an Officers’ Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.
     (d) If an Event of Default has occurred and is continuing with respect to a particular series of the Securities, the Company may execute, and the Trustee, upon receipt of an Officers’ Certificate directing the authorization and delivery thereof, shall authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security.
     Section 2.12 No Obligation of the Trustee.
     (a) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holder or Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary, subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.
     (b) The Trustee shall have no obligations or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among the Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE III
REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS
     Section 3.1 Redemption.
     The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.1 hereof.
     Section 3.2 Notice of Redemption.
     (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved in such Securities so to do, the Company shall, or shall cause the Trustee to, give notice of such redemption to holders of the Securities of such series to be redeemed by sending electronically or by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register, unless a shorter period is specified in the Securities to be redeemed. Any notice that is sent in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure to duly give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with any such restriction.
     Each such notice of redemption shall specify the date fixed for redemption and the redemption price (or the manner of calculation thereof) at which Securities of that series are to be redeemed, and shall state that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company in the United States, upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

     (b) If less than all the Securities of a series are to be redeemed, the Company shall give the Trustee at least 30 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select, by lot on a pro rata basis or in such other manner as it shall deem appropriate and fair in its discretion. The portion of the principal amount of Securities so selected for partial redemption shall be equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof. Upon making its selection, the Trustee shall promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part.
     The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by any Officer, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section 3.2, such notice to be in the name of the Company or its own name, as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under this Section 3.2.
     Section 3.3 Payment Upon Redemption.
     (a) If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption. Interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption. However, if the date fixed for redemption is subsequent to a Regular Record Date with respect to any Interest Payment Date and on or prior to such Interest Payment Date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable Regular Record Date pursuant to Section 2.3.
     (b) Upon presentation of any Security of such series that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, a new Security of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

     Section 3.4 Sinking Fund.
     The provisions of Sections 3.4, 3.5 and 3.6 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.1 for Securities of such series.
     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.5. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.
     Section 3.5 Satisfaction of Sinking Fund Payments with Securities.
     The Company (i) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (ii) may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.
     Section 3.6 Redemption of Securities for Sinking Fund.
     Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.5 and the basis for such credit and will, together with such Officers’ Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.2 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.2. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.3.

ARTICLE IV
CERTAIN COVENANTS
     Section 4.1 Payment of Principal, Premium and Interest.
     The Company will duly and punctually pay or cause to be paid the principal of and any premium and interest on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities.
     Section 4.2 Maintenance of Office or Agency.
     So long as any series of the Securities remain Outstanding, the Company agrees to maintain an office or agency in the United States with respect to each such series, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by an Officer and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.
     Section 4.3 Paying Agents.
     (a) If the Company shall appoint one or more paying agents for all or any series of the Securities, other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.3:
          (1) that it will hold all sums held by it as such agent for the payment of the principal of and any premium or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto;
          (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of and any premium or interest on the Securities of that series when the same shall be due and payable;
          (3) that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and
          (4) that it will perform all other duties of paying agent as set forth in this Indenture.

     (b) If the Company shall act as its own paying agent with respect to any series of the Securities, it shall on or before each due date of the principal of and any premium or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto, a sum sufficient to pay such principal and any premium or interest so becoming due on Securities of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of this action or failure so to act.
     (c) Notwithstanding anything in this Section 4.3 to the contrary, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.5 and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.
     Section 4.4 Appointment to Fill Vacancy in Office of Trustee.
     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.
     Section 4.5 Compliance with Consolidation Provisions.
     The Company will not, while any of the Securities remain Outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other company unless the provisions of Article Ten hereof are complied with.
     Section 4.6 Statement by Officers as to Default.
     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate signed by its principal executive officer, principal financial officer or principal accounting officer stating whether or not to the best knowledge of the signer thereof, the Company is in default in the performance or observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

ARTICLE V
SECURITYHOLDERS’ LISTS AND REPORTS
BY THE COMPANY AND THE TRUSTEE
     Section 5.1 Company to Furnish Names and Addresses of Securityholders to Trustee.
     The Company will furnish or cause to be furnished to the Trustee (a) semiannually on January 15 and July 15, a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such date, provided that the Company shall not be obligated to furnish or cause to be furnished such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, in either case, no such list need be furnished for any series of Securities for which the Trustee shall be the Security Registrar.
     Section 5.2 Preservation of Information; Communications with Securityholders.
     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.1 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).
     (b) The Trustee may destroy any list furnished to it as provided in Section 5.1 upon receipt of a new list so furnished.
     (c) Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities. The Company, the Trustee, the Security Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act with respect to the sending of any material pursuant to a request made pursuant to Section 312(b) of the Trust Indenture Act.
     Section 5.3 Reports by the Company.
     (a) The Company covenants and agrees to file with the Trustee (unless such reports have been filed on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system), within 15 days after the Company files the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Securities and Exchange Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. If the Company is no longer required to file information, documents or reports pursuant to either of such sections of the Exchange Act, the Company shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the Securities Exchange Commission had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided to the Trustee within 15 days after the dates applicable to a registrant that is not an accelerated filer or a large accelerated filer on which the Company would have been required to provide reports to the Securities and Exchange Commission had it continued to have been subject to such reporting requirements. For the avoidance of doubt, the Company shall also comply with the other provisions of Section 314(a) of the Trust Indenture Act.

     (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from to time by the Securities and Exchange Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.
     (c) The Company covenants and agrees to transmit electronically or by mail, first class postage prepaid, or reputable over-night delivery service that provides for evidence of receipt, to the Securityholders, as their names and addresses appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 5.3 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.
     Section 5.4 Reports by the Trustee.
     (a) On or before [                                        ] [                     ] in each year in which any of the Securities are Outstanding, the Trustee shall transmit by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report dated as of the preceding [                                        ] [                    ], if and to the extent required under Section 313(a) of the Trust Indenture Act, detailing certain events that occurred within the previous 12 months.
     (b) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.
     (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange.
ARTICLE VI
REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
ON EVENT OF DEFAULT
     Section 6.1 Events of Default.
     (a) Whenever used herein with respect to Securities of a particular series, “Event of Default” means any one or more of the following events that has occurred and is continuing:

     (1) the Company defaults in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto, shall not constitute a default in the payment of interest for this purpose;
     (2) the Company defaults (a) in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or (b) in any payment required by any sinking or analogous fund established with respect to that series, whether or not such payment is prohibited by Article Fourteen and the provisions of any indenture supplemental hereto; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto, shall not constitute a default in the payment of principal or any premium for this purpose;
     (3) the Company fails to observe or perform any other of its covenants or agreements with respect to that series contained in this Indenture or otherwise established with respect to that series of Securities pursuant to Section 2.1 hereof (other than a covenant or agreement that has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a “Notice of Default” hereunder, shall have been given in writing to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Securities of that series at the time Outstanding;
     (4) if the Securities of the series are convertible into shares of common stock or other securities of the Company, failure by the Company to deliver common stock or the other securities when the holder or holders of such Securities elect to convert such Securities into shares of common stock or other securities of the Company;
     (5) the Company pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors;
     (6) a court of competent jurisdiction enters an order under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company for all or substantially all of its property or (iii) orders the liquidation of the Company, and, in each such case, the order or decree remains unstayed and in effect for 90 days; or
     (7) any other Event of Default provided with respect to Securities of that series.

     (b) In each and every such case (other than an Event of Default specified in clauses (5) or (6) above), unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee, if given by such Securityholders), may declare the principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of, premium, if any, and accrued interest, if any, on all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained in this Indenture or in the Securities of that series or established with respect to that series pursuant to Section 2.1 to the contrary. If an Event of Default specified in clauses (5) or (6) above occurs, all unpaid principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of, premium, if any, and accrued interest, if any, on, all the Securities of that series then outstanding will become automatically due and payable immediately, without any declaration or other act on the part of the Trustee or any holder.
     (c) At any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Securities of that series then Outstanding hereunder, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if: (i) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series that shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum or Yield to Maturity (in the case of Original Issue Discount Securities) expressed in the Securities of that series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and any amount payable to the Trustee under Section 7.6, and (ii) any and all Events of Default under the Indenture with respect to such series, other than the non-payment of principal, premium, if any, or interest on Securities of that series that (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.6.
     No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.
     (d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case, the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

     Section 6.2 Collection of Indebtedness and Suits for Enforcement by Trustee.
     (a) The Company covenants that (i) in case it shall default in the payment of any installment of interest on any of the Securities of a series, or any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, and such default shall have continued for a period of 30 days, or (ii) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have been become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, and the amount payable to the Trustee under Section 7.6.
     (b) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series, wherever situated.
     (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affecting the Company, or its creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under this Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.6; any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.6.
     (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.6, be for the ratable benefit of the holders of the Securities of such series.

     In case of an Event of Default hereunder, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.
     Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.
     Section 6.3 Application of Moneys Collected.
     Any moneys collected by the Trustee pursuant to this Article with respect to a particular series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest (upon presentation of the Securities of that series and notation thereon the payment if only partially paid) and upon surrender thereof (if fully paid):
     FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.6;
     SECOND: To the payment of all senior indebtedness of the Company if and to the extent required by Article Fourteen; and
     THIRD: To the payment of the amounts then due and unpaid upon the Securities of such series for principal and any premium and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.
     Section 6.4 Limitation on Suits.
     No holder of a Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided; (ii) the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder; (iii) such holder or holders shall have offered to the Trustee such reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby; and (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; and (v) during such 60 day period, the holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

     Notwithstanding anything contained herein to the contrary or any other provisions of this Indenture, the right of any holder of any Security to receive payment of the principal of and any premium and (subject to Section 2.3) interest on such Security (whether upon redemption, repurchase, maturity or otherwise) or payment or delivery of any amounts due upon conversion of Securities of any series that are convertible into shares of common stock or other securities, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption or repurchase, on the redemption date or repurchase date, respectively), or to institute suit for the enforcement of any such payment or delivery on or after such respective dates (including the redemption date or repurchase date, as applicable) shall not be impaired or affected without the consent of such holder. By accepting a Security hereunder, it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section 6.4, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.
     Section 6.5 Rights and Remedies Cumulative; Delay or Omission Not Waiver.
     (a) Except as otherwise provided in Section 2.7, all powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.
     (b) No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or on acquiescence therein; and, subject to the provisions of Section 6.4, every power and remedy given by this Article or by law to the Trustee or the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     Section 6.6 Control by Securityholders.
     The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, determined in accordance with Section 8.4, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or be unduly prejudicial to the rights of holders of Securities of such series not consenting; and provided, further, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. Prior to the taking of any action hereunder, the Trustee shall be entitled to reasonable indemnification satisfactory to the Trustee against all losses and expenses caused by taking or not taking such action. Subject to the provisions of Section 7.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding affected thereby, determined in accordance with Section 8.4, may determine, and may have the Trustee on behalf of the holders of all of the Securities of such series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 2.1 with respect to such series and its consequences, except for (a) a default in the payment of the principal of or any premium or interest on, any of the Securities of that series (whether upon redemption, repurchase, maturity or otherwise) or payment or delivery of any amounts due upon conversion of Securities of any series that are convertible into shares of common stock or other securities as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 6.1(c)), or (b) if the Securities of that series are convertible into shares of common stock or other securities, the failure by the Company to deliver common stock or the other securities, as and when they shall become deliverable by the terms of such Securities. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
     Section 6.7 Undertaking to Pay Costs.
     All parties to this Indenture agree, and each holder of any Securities, by such holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 6.7 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

ARTICLE VII
CONCERNING THE TRUSTEE
     Section 7.1 Certain Duties and Responsibilities of Trustee.
     (a) The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to the Securities of that series that may have occurred, shall undertake to perform with respect to the Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
     (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
     (1) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:
     (i) the duties and obligations of the Trustee shall with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
     (ii) in the absence of bad faith on the part of the Trustee, the Trustee may, with respect to the Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;
     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding (determined as provided in Section 8.4) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and
     (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.
     Section 7.2 Certain Rights of Trustee.
     Except as otherwise provided in Section 7.1:
     (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document. The Trustee shall receive and retain financial reports and statements of the Company as provided herein, but shall have no duty to review or analyze such reports or statements to determine compliance under covenants or other obligations of the Company.
     (b) Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate and an Opinion of Counsel, which shall conform to the provisions of Section 13.7. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.
     (c) The Trustee may act through its attorneys and agents, and shall not be responsible for the misconduct or negligence of any agent appointed with due care.
     (d) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.
     (e) The permissive rights of the Trustee to take actions enumerated in this Indenture shall not be construed as duties.
     (f) Except with respect to Section 4.1, the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article Four. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default, except (i) any Default or Event of Default occurring pursuant to Section 6.1(a)(2) or (ii) any Default or Event of Default of which a Responsible Officer of the Trustee shall have received written notification from the Company or any Holder of such Default or Event of Default at the Corporate Trust Office, and such notice references the applicable series of Securities and this Indenture.

     (g) The rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities (including as Paying Agent) hereunder, and to each agent, custodian and other Person employed to act hereunder.
     (h) Delivery of reports, information and documents to the Trustee under Section 5.3 is for informational purposes only; the Trustee’s receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate).
     (i) The Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.
     (j) Anything in this Indenture notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to loss of profit), even if the Trustee has been advised as to the likelihood of such loss or damage and regardless of the form of action.
     (k) The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, (i) acts of God, including earthquakes, fire and flood; (ii) terrorism, wars and other military disturbances; (iii) sabotage, epidemics and riots; (iv) interruptions, loss or malfunctions of utilities, computer (hardware or software) or communication services; (v) accidents and labor disputes; and (vi) acts of civil or military authorities and governmental actions.
     Section 7.3 Trustee Not Responsible for Recitals or Issuance or Securities.
     (a) The recitals contained herein and in the Securities shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.
     (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.
     (c) The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.1, or for the use or application of any moneys received by any paying agent other than the Trustee.

     Section 7.4 May Hold Securities.
     The Trustee or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.
     Section 7.5 Moneys Held in Trust.
     Subject to the provisions of Section 11.5, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds of the Trustee except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder, except such as it may agree with the Company to pay thereon.
     Section 7.6 Compensation and Reimbursement.
     (a) The Company covenants and agrees to pay to the Trustee, and the Trustee shall be entitled to, such reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as the Company and the Trustee may from time to time agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ). Except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of the trusts hereby created, including the reasonable costs and expenses of defending itself against any claim of liability in the premises.
     (b) The obligations of the Company under this Section 7.6 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities. The provisions of this Section 7.6 shall survive the resignation or removal of the Trustee and the termination of this Indenture.
     (c) When the Trustee incurs expenses or renders services after a Default specified in Section 6.1(a)(5) and (6) occurs, such expenses (including the charges and expenses of its counsel) and the compensation for such services shall be paid to the extent allowed under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law.

     Section 7.7 Reliance on Officers’ Certificate.
     Except as otherwise provided in Section 7.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.
     Section 7.8 Disqualification; Conflicting Interests.
     If the Trustee has or shall acquire any “conflicting interest” within the meaning of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.
     Section 7.9 Corporate Trustee Required; Eligibility.
     There shall at all times be a Trustee with respect to the Securities issued hereunder, which shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Securities and Exchange Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.
     Section 7.10 Resignation and Removal; Appointment of Successor.
     (a) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation electronically or by mail, first class postage prepaid, to the Securityholders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to the Securities of such series by or pursuant to a Board Resolution. If no successor trustee shall have been so appointed and have accepted such appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to such Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any one of the following shall occur:
     (1) the Trustee shall fail to comply with the provisions of Section 7.8 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or
     (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.9 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or
     (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by or pursuant to a Board Resolution, or, unless the Trustee’s duty to resign is stayed as provided herein, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of that holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.
     (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee and the Company, and may appoint a successor Trustee for such series with the written consent of the Company.
     (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.
     (e) Any successor trustee appointed pursuant to this Section 7.10 may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.
     Section 7.11 Acceptance of Appointment by Successor.
     (a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; however, upon the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supple- mental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder. The execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; however, upon request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.
     (c) Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 7.11, as the case may be.
     (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

     (e) Upon acceptance of appointment by a successor trustee as provided in this Section 7.11, the Company shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.
     Section 7.12 Merger, Conversion, Consolidation or Succession to Business.
     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
     Section 7.13 Preferential Collection of Claims Against the Company.
     The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.
     Section 7.14 Notice of Defaults.
     If a Default occurs and is continuing hereunder with respect to Securities of any series and if it is actually known to a Responsible Officer of the Trustee, the Trustee shall send to each holder of such Securities notice of the Default within 90 days after such Default occurs provided, however, that in the case of any Default of the character specified in Section 6.1(a)(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. Except in the case of a default in payment of principal of or interest on any Security (whether upon redemption, repurchase, maturity or otherwise) (including payments pursuant to the redemption or repurchase provisions of such Security, if any) or payment or delivery of any amounts due upon conversion of Securities of any series that are convertible into shares of common stock or other securities, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the holders of such Securities.

ARTICLE VIII
CONCERNING THE SECURITYHOLDERS
     Section 8.1 Evidence of Action by Securityholders.
     Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in Person or by agent or proxy appointed in writing.
     If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers’ Certificate, fix in advance a record date (in accordance with Section 316(c) of the Trust Indenture Act) for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purpose of determining whether Securityholders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.
     Section 8.2 Proof of Execution by Securityholders.
     Subject to the provisions of Section 7.1, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his or her agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:
     (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Company.
     (b) The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.
     (c) The Trustee or the Company may require such additional proof of any matter referred to in this Section 8.2 as it shall deem necessary.

     Section 8.3 Who May be Deemed Owners.
     Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the Person in whose name such Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.3) interest on such Security and for all other purposes. Neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.
     Section 8.4 Certain Securities Owned by Company Disregarded.
     In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction or consent (or waiver, as the case may be) under this Indenture, the Securities of that series that are owned by the Company or any other obligor on the Securities of that series, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities of that series, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction or consent (or waiver, as the case may be), only Securities of such series that the Trustee actually knows are so owned shall be so disregarded. The Securities so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 8.4, if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.
     Section 8.5 Actions Binding on Future Securityholders.
     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series that is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.2, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.

ARTICLE IX
SUPPLEMENTAL INDENTURES
     Section 9.1 Supplemental Indentures Without the Consent of Securityholders.
     In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:
     (a) to cure any ambiguity, omission, defect, or inconsistency herein or in the Securities of any series;
     (b) to comply with Article Ten;
     (c) to provide for uncertificated Securities in addition to or in place of certificated Securities;
     (d) to add Guarantees, including Subsidiary Guarantees, with respect to debt securities or to release Subsidiary Guarantors from Subsidiary Guarantees in accordance with the terms of the applicable series of Securities or to secure a series of Securities;
     (e) to add to the covenants of the Company for the benefit of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;
     (f) to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities, as herein set forth;
     (g) to make any change that does not adversely affect the rights of any Securityholder in any material respect, provided that any amendment to conform the terms of any Securities to its description contained in the final offering document therefor shall not be deemed to be adverse to any Securityholder;
     (h) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series as provided in Section 2.1, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities;
     (i) to comply with any requirements of the Securities and Exchange Commission in connection with qualifying, or maintaining the qualification of, this Indenture under the Trust Indenture Act; or
     (j) to secure any series of Security.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
     Any supplemental indenture authorized by the provisions of this Section 9.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.2.
     Section 9.2 Supplemental Indentures With Consent of Securityholders.
     With the consent (evidenced as provided in Section 8.1) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding, the Company, when authorized by Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.1 the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding affected thereby, (i) change the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof; (ii) reduce the amount of principal of an Original Issue Discount Security or any other Security payable upon acceleration of the maturity thereof; (iii) change the currency in which any Security or any premium or interest is payable; (iv) impair the right to receive payment of principal of and interest on any Security (whether upon redemption, repurchase, maturity, or otherwise) or payment or delivery of any amounts due upon conversion of Securities of any series that are convertible into shares of common stock or other securities on or after the due dates thereof or to institute suit for the enforcement of any payment on or with respect to any Security; (v) adversely change the right to convert or exchange, including decreasing the conversion rate or increasing the conversion price of, such Security (if applicable); (vi)  if the Securities are secured, change the terms and conditions pursuant to which the Securities are secured in a manner adverse to the holders of the secured Securities; (vii) reduce the percentage in principal amount of outstanding Securities of any series, the consent of whose holders is required for modification or amendment of this Indenture or for waiver of compliance with any provision of this Indenture; (viii)  reduce the requirements contained in this Indenture for quorum or voting; (ix)  change any obligations of the Company to maintain an office or agency in the places and for the purposes required by this Indenture; (x) modify the subordination provisions in a manner adverse to the holders of such Securities; or (xi) modify any of the above provisions.
     It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 9.3 Effect of Supplemental Indentures.
     Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 10.1, this Indenture shall, with respect to such series, be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.
     Section 9.4 Securities Affected by Supplemental Indentures.
     Securities of any series affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 10.1, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then Outstanding.
     Section 9.5 Execution of Supplemental Indentures.
     Upon the request of the Company, accompanied by the Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, in its discretion (but without any obligation to do so) enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.1, shall be provided an Opinion of Counsel and an Officers’ Certificate as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof; provided, however, that such Opinion of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of a series of Securities pursuant to Section 2.1 hereof, unless otherwise requested by the Trustee.
     Section 9.6 Conformity with Trust Indenture Act.
     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act of 1939, as amended, in effect on such date.

ARTICLE X
SUCCESSOR CORPORATION
     Section 10.1 Company May Consolidate, Etc.
     Unless otherwise specified in a supplemental indenture hereto, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Company or its successor or successors as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company or its successor or successors) authorized to acquire and operate the same. The Company hereby covenants and agrees that, upon any such consolidation or merger (in each case, if the Company is not the surviving corporation of such transaction), sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of and any premium and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series or established with respect to such series pursuant to Section 2.1 to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the requirements of the Trust Indenture Act as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company shall have been merged, or by the entity which shall have acquired such property.
     Section 10.2 Successor Substituted.
     (a) In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and any premium and interest on all of the Securities of all series Outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture or established with respect to each series of the Securities pursuant to Section 2.1 to be performed by the Company with respect to each series, such successor Person shall succeed to and be substituted for the Company with the same effect as if it had been named as the Company herein, and thereupon the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.
     (b) In case of any such consolidation, merger, sale, conveyance, transfer or other disposition such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     (c) Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other Person (whether or not affiliated with the Company).
     Section 10.3 Evidence of Consolidation, Etc. to Trustee.
     The Trustee, subject to the provisions of Section 7.1, shall be provided an Opinion of Counsel and an Officers’ Certificate as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article.
ARTICLE XI
SATISFACTION AND DISCHARGE
     Section 11.1 Satisfaction and Discharge of Indenture.
     If at any time: (a) the Company shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.7 and Securities for whose payment money or Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Company and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.5); or (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or, except in the case of any Securities that are convertible or exchangeable, are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds an amount of money in U.S. dollars sufficient, or non-callable Governmental Obligations, the principal of and interest on which when due, will be sufficient or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Securities of that series not theretofore delivered to the Trustee for cancellation, including principal and any premium and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to such series by the Company then this Indenture shall thereupon cease to be of further effect with respect to such series except for the provisions of Sections 2.3, 2.5, 2.7, 4.1, 4.2, 4.3 and 7.10, that shall survive until the date of maturity or redemption date, as the case may be, and Sections 7.6 and 11.5, that shall survive to such date and thereafter, and the Trustee, on demand of the Company and at the cost and expense of the Company shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.
     Section 11.2 Discharge of Obligations.
     If at any time all such Securities of a particular series not heretofore delivered to the Trustee for cancellation or that have not become due and payable as described in Section 11.1 shall have been paid by the Company by depositing irrevocably with the Trustee as trust funds money in U.S. dollars sufficient or an amount of non-callable Governmental Obligations, the principal of and interest on which when due, will be sufficient or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all such Securities of that series not theretofore delivered to the Trustee for cancellation, including principal and any premium and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to such series, then after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee the obligations of the Company under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 2.3, 2.5, 2.7, 4.1, 4.2, 4.3, 7.6, 7.10 and 11.5 hereof that shall survive until such Securities shall mature and be paid. Thereafter, Sections 7.6 and 11.5 shall survive.

     Section 11.3 Deposited Moneys to be Held in Trust.
     All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 11.1 or 11.2 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.
     Section 11.4 Payment of Moneys Held by Paying Agents.
     In connection with the satisfaction and discharge of this Indenture, all moneys or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys or Governmental Obligations.
     Section 11.5 Repayment to Company.
     Any moneys or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of and any premium or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company on [___] [___] of each year or (if then held by the Company) shall be discharged from such trust. The paying agent and the Trustee thereupon shall be released from all further liability with respect to such moneys or Governmental Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.

ARTICLE XII
IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
OFFICERS AND DIRECTORS
     Section 12.1 No Recourse.
     No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom. Any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.
ARTICLE XIII
MISCELLANEOUS PROVISIONS
     Section 13.1 Effect on Successors and Assigns.
     All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.
     Section 13.2 Actions by Successor.
     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.
     Section 13.3 Notices.
     Except as otherwise expressly provided herein, any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee), as follows: XO Holdings, Inc., Attention: [___]. Any notice, election, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

     Section 13.4 Notice to Holders of Securities; Waiver.
     Except as otherwise expressly provided herein, where this Indenture provides for notice to holders of Securities of any event, such notice shall be sufficiently given to holders of Securities if in writing and mailed, first-class postage prepaid, to each holder of a Security affected by such event, at the address of such holder as it appears in the Security Register, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.
     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to holders of Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute sufficient notice to such holder for every purpose hereunder. In any case where notice to holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice mailed to any particular holder of a Security shall affect the sufficiency of such notice with respect to other holders of Securities given as provided herein.
     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the applicable event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
     Section 13.5 Governing Law.
     This Indenture and each Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.
     Section 13.6 Effect of Headings and Table of Contents.
     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
     Section 13.7 Compliance Certificates and Opinions.
     (a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with. However, in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include (i) a statement that the Person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with. Each opinion delivered to the Trustee hereunder may rely on the facts stated in an Officers’ Certificate delivered therewith.
     Section 13.8 Payments on Business Days.
     Except as provided pursuant to Section 2.1 pursuant to a Board Resolution, and as set forth in an Officers’ Certificate, or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Security or the date of redemption or repurchase of any Security shall not be a Business Day, then payment of interest or principal (and premium, if any) (whether upon repurchase, redemption, maturity, or otherwise) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity, redemption, or repurchase, and no additional interest shall accrue for the period after such nominal date.
     Section 13.9 Conflict with Trust Indenture Act.
     If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.
     Section 13.10 Counterparts.
     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
     Section 13.11 Separability.
     In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.
     Section 13.12 Assignment.
     The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company, will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

ARTICLE XIV
SUBORDINATION OF SECURITIES
     Section 14.1 Subordination Terms.
     The payment by the Company of the principal of and any premium and interest on any series of Securities issued hereunder shall be subordinated to the extent set forth in an indenture supplemental hereto relating to such Securities.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

XO HOLDINGS, INC.
By
Name:
Title:

[ ], as Trustee

By
Name:
Title:

Schedule 2 — Forms of Subsidiary Guarantee
Form of Subsidiary Guarantee
(Senior Debt Securities)
For value received, each of the Subsidiary Guarantors named (or deemed herein to be named) below hereby jointly and severally fully and unconditionally guarantees to the Holder of the Security upon which this Subsidiary Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and prompt payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the stated maturity, by acceleration, call for redemption, offer to purchase or otherwise, according to the terms thereof and of the Indenture for Senior Debt Securities (the “Indenture”) referred to therein and to cover all the rights of the Trustee under Section [6.6] of the Indenture. In case of the failure of the Company promptly to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made promptly when and as the same shall become due and payable, whether at the stated maturity or by acceleration, call for redemption, offer to purchase or otherwise, and as if such payment were made by the Company.
Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same or any release, amendment, waiver or indulgence granted to the Company or any other guarantor, or any consent to departure from any requirement of any other guarantee of all or of any of the Securities of this series, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such release, amendment, waiver or indulgence shall, without the consent of such Subsidiary Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or alter the stated maturity thereof. Any term or provision of the Indenture to the contrary notwithstanding, the maximum aggregate amount of the Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering the Indenture, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default with respect to Securities of this series, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities of this series, to collect interest on the Securities of this series, or to enforce or exercise any other right or remedy with respect to the Securities of this series, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.
No reference herein to the Indenture and no provision of this Subsidiary Guarantee or of the Indenture shall alter or impair the Subsidiary Guarantee of any Subsidiary Guarantor, which is absolute and unconditional, of the due and prompt payment of the principal (and premium, if any) and interest on the Security upon which this Subsidiary Guarantee is endorsed.

Each Subsidiary Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of this Security pursuant to the provisions of its Subsidiary Guarantee or the Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities of this series issued under the Indenture shall have been paid in full. This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of the Company’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities of this series is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of the Securities of this series, whether as a “voidable preference,” “fraudulent transfer,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities of this series shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. The Subsidiary Guarantors or any particular Subsidiary Guarantor shall be released from this Subsidiary Guarantee upon the terms and subject to certain conditions provided in the Indenture. Upon the sale (including any sale pursuant to any exercise of remedies by a holder of senior indebtedness of the Company or of such Subsidiary Guarantor) or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor or the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor (in each case other than a sale or disposition to the Company or an affiliate of the Company), such Subsidiary Guarantor shall be deemed released from all obligations under this Subsidiary Guarantee without any further action required on the part of the Trustee or any Holder. At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release. By delivery to the Trustee of a supplement to the Indenture referred to in the Security upon which this Subsidiary Guarantee is endorsed in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of first issuance of the Securities of this series will be deemed to have executed and delivered this Subsidiary Guarantee for the benefit of the Holder of the Security upon which this Subsidiary Guarantee is endorsed with the same effect as if such Subsidiary Guarantor was named below and has executed and delivered this Subsidiary Guarantee.
All terms used in this Subsidiary Guarantee which are defined in the Indenture shall have the meanings assigned to them in such Indenture. This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature. Reference is made to the Indenture for further provisions with respect to this Subsidiary Guarantee. This Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York.
[The provisions of this Form of Subsidiary Guarantee or, as applicable, other guarantee provisions, will be included in an indenture supplement applicable to the Securities that are to be guaranteed.]

Form of Subsidiary Guarantee
(Subordinated Debt Securities)
For value received, each of the Subsidiary Guarantors named (or deemed herein to be named) below hereby jointly and severally fully and unconditionally guarantees to the Holder of the Security upon which this Subsidiary Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and prompt payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the stated maturity, by acceleration, call for redemption, offer to purchase or otherwise, according to the terms thereof and of the Indenture for Subordinated Debt Securities (the “Indenture”) referred to therein and to cover all the rights of the Trustee under Section [6.6] of the Indenture. In case of the failure of the Company promptly to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made promptly when and as the same shall become due and payable, whether at the stated maturity or by acceleration, call for redemption, offer to purchase or otherwise, and as if such payment were made by the Company.
Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same or any release, amendment, waiver or indulgence granted to the Company or any other guarantor, or any consent to departure from any requirement of any other guarantee of all or of any of the Securities of this series, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such release, amendment, waiver or indulgence shall, without the consent of such Subsidiary Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or alter the stated maturity thereof. Any term or provision of the Indenture to the contrary notwithstanding, the maximum aggregate amount of the Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering the Indenture, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default with respect to Securities of this series, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities of this series, to collect interest on the Securities of this series, or to enforce or exercise any other right or remedy with respect to the Securities of this series, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.
The indebtedness of each Subsidiary Guarantor evidenced by this Subsidiary Guarantee is, to the extent provided in the [Supplemental] Indenture, subordinate in right of payment to the prior payment in full of all senior debt of such Subsidiary Guarantor, and the Subsidiary Guarantee of each Subsidiary Guarantor is issued subject to the provisions of the [Supplemental] Indenture with respect thereto.
No reference herein to the Indenture and no provision of this Subsidiary Guarantee or of the Indenture shall alter or impair the Subsidiary Guarantee of any Subsidiary Guarantor, which is absolute and unconditional, of the due and prompt payment of the principal (and premium, if any) and interest on the Security upon which this Subsidiary Guarantee is endorsed.

Each Subsidiary Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of this Security pursuant to the provisions of its Subsidiary Guarantee or the Indenture; provided, however, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities of this series issued under the Indenture shall have been paid in full. This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities of this series is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of the Securities of this series, whether as a “voidable preference,” “fraudulent transfer,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities of this series shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. The Subsidiary Guarantors or any particular Subsidiary Guarantor shall be released from this Subsidiary Guarantee upon the terms and subject to certain conditions provided in the Indenture. Upon the sale (including any sale pursuant to any exercise of remedies by a holder of senior indebtedness of the Company or of such Subsidiary Guarantor) or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor or the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor (in each case other than a sale or disposition to the Company or an affiliate of the Company), such Subsidiary Guarantor shall be deemed released from all obligations under this Subsidiary Guarantee without any further action required on the part of the Trustee or any Holder. At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release. By delivery to the Trustee of a supplement to the Indenture referred to in the Security upon which this Subsidiary Guarantee is endorsed in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of first issuance of the Securities of this series will be deemed to have executed and delivered this Subsidiary Guarantee for the benefit of the Holder of the Security upon which this Subsidiary Guarantee is endorsed with the same effect as if such Subsidiary Guarantor was named below and has executed and delivered this Subsidiary Guarantee.
All terms used in this Subsidiary Guarantee which are defined in the Indenture shall have the meanings assigned to them in such Indenture. This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature. Reference is made to the Indenture for further provisions with respect to this Subsidiary Guarantee. This Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York.
[The provisions of this Form of Subsidiary Guarantee or, as applicable, other guarantee provisions, will be included in an indenture supplement applicable to the Securities that are to be guaranteed.]